UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

Dreyfus Investment Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	03/31/19

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Diversified Emerging Markets Fund

Dreyfus/Newton International Equity Fund

Dreyfus Tax Sensitive Total Return Bond Fund

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

                                             Dreyfus/The Boston Company Small Cap Growth Fund

                                             Dreyfus/The Boston Company Small Cap Value Fund

FORM N-CSR

Item 1.          Reports to Stockholders.

Dreyfus Diversified Emerging Markets Fund

SEMIANNUAL REPORT March 31, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Diversified Emerging Markets Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Diversified Emerging Markets Fund, covering the six-month period from October 1, 2018 through March 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. and many other developed economies continued their pattern of moderate growth during the six months. In October, equity markets experienced a sharp sell-off, stimulated in part by interest-rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indices, while losses deepened in international developed and emerging markets. Global equities continued their general decline throughout the end of the calendar year. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest-rate increases in 2019 helped trigger a rebound across equity markets. In a similar vein, other central banks pledged to continue policies that support economic growth, helping to further ease investor concerns. Talk of a potential trade agreement between the U.S. and China also helped buoy equity markets, which continued their upward trajectory through the end of the period.

Equity volatility and global growth concerns triggered a flight to quality in many areas of the bond market, raising Treasury prices and flattening the yield curve through the end of 2018. Corporate bonds were also affected by growth and leverage concerns, causing reduced liquidity, increased spreads, and falling prices through the end of the calendar year. Bond markets rebounded in January after encouraging comments by the Fed, and many indices continued to experience positive returns throughout February and March.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of change.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation

April 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2018 through March 31, 2019, as provided by portfolio managers Julianne McHugh, C. Wesley Boggs, William S. Cazalet, CAIA, Peter D. Goslin, CFA, and Syed A. Zamil, CFA, of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2019, Dreyfus Diversified Emerging Markets Fund’s Class A shares produced a total return of 1.22%, Class C shares returned 0.84%, Class I shares returned 1.51%, and Class Y shares returned 1.57%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a return of 1.71% for the same period.2

Stocks in the emerging markets posted modest gains during the reporting period, due in part to less downward pricing pressure during the last quarter of 2018. The subsequent rebound in the first several months of 2019 allowed the Index to enter back into positive territory. The fund lagged the Index due to shortfalls in one of the fund’s underlying funds, Dreyfus Strategic Beta Emerging Markets Equity Fund.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (or other instruments with similar economic characteristics) of companies located, organized, or with a majority of assets or business in countries considered to be emerging markets, including other investment companies that invest in such securities.

The fund uses a “manager-of-managers” approach by selecting one or more experienced investment managers to serve as sub-advisers to the fund. The fund also uses a “fund-of-funds” approach by investing in one or more underlying funds. The fund currently allocates its assets among two emerging-market equity strategies (the “Active Equity Strategy” and the “Multi-Factor Equity Strategy” separately employed by Mellon Investments Corporation (the “Sub-Adviser” or “Mellon”), an affiliate of Dreyfus, and two affiliated underlying funds, Dreyfus Global Emerging Markets Fund, which is sub-advised by Newton Investment Management (North America) Limited, an affiliate of Dreyfus (the “Newton Fund”), and Dreyfus Strategic Beta Emerging Markets Equity Fund, which is sub-advised by the Sub-Adviser (the “Strategic Beta Fund”). The Active Equity Strategy is through the Active Equity portfolio management team at Mellon and the Multi-Factor Equity Strategy is through the Multi-Factor Equity portfolio management team at Mellon. Dreyfus determines the investment strategies and sets the target allocations.

A Tale of Two Markets

Emerging markets delivered two different periods of behavior over the six months but gained ground over the reporting period as a whole. Through early fall, many equity markets felt pressure from slowing global growth, escalating trade issues between the U.S. and China, Brexit difficulties, and additional geopolitical issues elsewhere in Europe and the emerging markets. Volatility picked up in October, when renewed articulation of hawkish narratives by U.S. Federal Reserve (“Fed”) officials alarmed investors. In Japan, which depends on exports for much of its economy, the prospect of slowing Chinese growth and consumption rates

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

contributed to the selloff in its equity markets. Investors also feared the European Central Bank (ECB) would proceed with its plan to conclude stimulus measures in January, despite moderating growth rates. One notable exception that helped to buoy Index returns during this period was Brazil, which registered a strong absolute return, after the election of right-wing candidate Jair Bolsonaro to the presidency raised expectations of economic reform and greater stability.

January marked a turnaround in markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered. China also announced additional measures aimed at stimulating its economy and became one of the best-performing major markets during the first three months of the year. Elsewhere, the ECB announced it would provide additional stimulus to support the Eurozone economy. At its first meeting of the year, the Fed emphasized its focus on data as a primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. The rebound continued throughout the month of January, and many equities maintained an upward trajectory during the months of February and March.

Underlying Strategies Produced Mixed Results

The fund’s performance compared to the Index was constrained by shortfalls posted by one of the underlying funds. Relative performance of Dreyfus Strategic Beta Emerging Markets Equity Fund was undermined by security selections within the financials and consumer discretionary sectors, as well as companies based in China and Mexico. China Petroleum & Chemical was one of the largest overall detractors. The large, China-based refiner’s stock fell during the period after downgrades by analysts, resulting from pressure on refining margins and concerns over increasing regulation. Conversely, selections within the health care and utilities sectors bolstered performance, as did holdings in Brazil- and Russia-based organizations. Russian energy company LUKOIL was among the top individual contributors to relative performance.

The Multi-Factor Equity Strategy outperformed the Index, in part due to successful security selection in the utilities and industrials sectors. Stock decisions in Brazil and South Africa also helped results. Brazil-based water and waste management company Cia de Saneamento Básico do Estado de São Paulo was among the top contributors to returns. The stock price rallied amid speculation the state-owned company may go private. Contrariwise, financials and consumer discretionary holdings weighed on returns, as did companies based in China and Turkey. Chinese drug maker China Medical System Holdings was among the top detractors.

4

The Newton Fund fared better than the Index on the strength of favorable stock selections in the consumer discretionary, health care, and financials sectors. At a country level, positioning in India was particularly strong. Five of the fund’s ten top performance contributors over the period were Indian stocks. Positioning within China and Hong Kong was also beneficial, owing largely to the holdings in New Oriental Education & Technology and insurer AIA Group, respectively. The top contributor to performance over the period was New Oriental Education & Technology, the Chinese education company purchased towards the end of 2018, when regulatory fears caused the market to devalue the shares by around 50%, allowing us to enter a long-term, structural growth business at an attractive, contrarian point. On the contrary, positioning within information technology and materials, and the void in real estate stocks, were the biggest detractors at the sector level. At a country level, the underweight in Brazil was the largest detractor. Australia and Chile also detracted, owing to the holdings in Orocobre and Sociedad Química y Minera (SQM).

The Active Equity Strategy outperformed the Index as a result of positive contributions from investments in China, India, and Taiwan. Sectors that supported relative performance included communication services and utilities. A lack of exposure to China-based Baidu, which was down significantly during the period, boosted relative results. An overweight to Tencent Holdings was also beneficial. In India, positions in ICICI Bank and Larsen & Toubro were also top overall contributors. A position in Taiwan-based electronic components manufacturer Delta Electronics also provided a tailwind. Conversely, positions in South Korea, South Africa, and Brazil, as well as the industrials and energy sectors, detracted. A relative overweight to South Korea, combined with a position in GS Engineering and Construction, hurt relative results. Lack of exposure to South Africa-based Naspers also provided a headwind, as did a position in energy company Sasol, which fell during the period. Limited exposure to Brazilian energy company Petrobras Distribuidora was one of the top detractors for the six months. The stock was purchased midway through the period, limiting the fund’s participation in gains and constraining relative performance.

Finding Ample Opportunities in Emerging Markets

Despite recent threats of trade disputes and slowing global growth, we believe that fundamental economic trends portend well for continued growth in the emerging markets. Even through the volatility witnessed during the last few months of 2018, pockets of strength remained within the emerging markets, and they continue to perform well. Each of the fund’s underlying strategies and underlying funds employs its own distinctive approach to investing in emerging-market equities, and all report that they have continued to find

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

opportunities that meet their investment criteria across a wide variety of markets and industry groups.

April 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2020, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. These special risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

The ability of the fund to achieve its investment goal depends, in part, on the allocation of the fund’s assets among underlying investment strategies and underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal or that an underlying investment strategy or underlying fund will achieve its particular investment objective.

Each strategy of the Sub-Adviser makes investment decisions independently, and it is possible that the investment styles of the individual strategies of the Sub-Adviser may not complement one another. As a result, the fund’s exposure to a given stock, industry, sector, market capitalization, geographic area, or investment style could unintentionally be greater or smaller than it would have been if the fund had a single investment strategy.

The risks of investing in other investment companies, including exchange-traded funds (ETFs), typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest. When the fund or an underlying fund invests in another investment company or ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or ETF (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Diversified Emerging Markets Fund from October 1, 2018 to March 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2019

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.42	$11.02	$4.62	$4.22
Ending value (after expenses)	$1,012.20	$1,008.40	$1,015.10	$1,015.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2019

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.44	$11.05	$4.63	$4.23
Ending value (after expenses)	$1,017.55	$1,013.96	$1,020.34	$1,020.74

† Expenses are equal to the fund’s annualized expense ratio of 1.48% for Class A, 2.20% for Class C, .92% for Class I and 84% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

March 31, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 51.8%
Argentina - .3%
Globant	8,691	[a]	620,537
Brazil - 3.0%
Banco Bradesco	7,775		74,268
Banco do Brasil	47,400		586,908
BR Malls Participacoes	4,235		13,510
CCR	269,000		804,523
Cia de Saneamento Basico do Estado de Sao Paulo	43,100		458,481
Cia Siderurgica Nacional	191,800	[a]	793,584
EDP - Energias do Brasil	153,000		664,699
Hypera	58,200		384,992
JBS	191,100	[a]	787,759
Oi	1,648,100	[a]	639,818
Petroleo Brasileiro, ADR	105,171		1,503,945
			6,712,487
Chile - .3%
Aguas Andinas, Cl. A	159,300		90,570
Enel Americas	614,500		109,246
Enel Generacion Chile	568,400		368,618
			568,434
China - 16.6%
Alibaba Group Holding, ADR	33,998	[a,b]	6,202,935
Angang Steel, Cl. H	114,000	[a]	83,347
Anhui Conch Cement, Cl. H	238,000		1,453,638
ANTA Sports Products	167,000		1,135,921
Autohome, ADR	5,845	[a,b]	614,426
BAIC Motor, Cl. H	806,000	[a,c]	526,673
Baidu, ADR	2,050	[a]	337,943
China Coal Energy, Cl. H	938,000	[a]	388,328
China Communications Services, Cl. H	570,000		509,440
China Construction Bank, Cl. H	2,817,000		2,414,855
China Everbright Bank, Cl. A	859,300	[a]	526,032
China Evergrande Group	42,000	[a]	139,623
China Merchants Bank, Cl. A	200	[a]	1,009
China National Building Material, Cl. H	634,000		499,875
China Petroleum & Chemical, Cl. H	1,310,000		1,033,116
China Railway Group, Cl. H	774,000	[a]	705,913
China Resources Pharmaceutical Group	181,500	[c]	256,627
China Shenhua Energy, Cl. H	227,000		518,658
China Vanke, Cl. H	11,300	[a]	47,496
Chongqing Rural Commercial Bank, Cl. H	589,000		339,865

8

Description	Shares		Value ($)
Common Stocks - 51.8% (continued)
China - 16.6% (continued)
CNOOC	520,000		971,606
Country Garden Holdings	29,000		45,283
Country Garden Services Holdings	3,448		6,421
CRRC, Cl. H	741,000	[a]	698,476
Geely Automobile Holdings	285,000		544,481
Guangzhou Automobile Group, Cl. H	440,000	[a]	519,524
Hangzhou Hikvision Digital Technology, Cl. A	123,400	[a]	648,127
Huaneng Renewables, Cl. H	1,524,000	[a]	423,176
Huazhu Group, ADR	16,388	[b]	690,590
Industrial & Commercial Bank of China, Cl. H	804,000		588,859
Longfor Group Holdings	7,000		24,652
Metallurgical Corporation of China, Cl. A	277,500	[a]	145,432
Ping An Insurance Group Company of China, Cl. H	235,000		2,631,160
Shanghai Pharmaceuticals Holding, Cl. H	273,900	[a]	597,353
Sino-Ocean Land Holdings	22,500		9,879
Sinopec Shanghai Petrochemical, Cl. H	258,000		122,914
Sinotruk Hong Kong	295,000		628,610
Tencent Holdings	182,600		8,396,236
Weichai Power, Cl. H	457,000	[a]	731,305
Zhongsheng Group Holdings	297,000		736,916
			36,896,720
Colombia - .3%
Bancolombia, ADR	10,679		545,270
Interconexion Electrica	26,870		134,517
			679,787
Czech Republic - .1%
Moneta Money Bank	72,700	[a,c]	250,850
Hong Kong - 1.8%
China Mobile	22,000		224,967
China Overseas Land & Investment	28,000		106,495
China Resources Cement Holdings	226,000		233,179
China Resources Gas Group	174,000		820,079
China Resources Land	20,000		89,667
China Unicom Hong Kong	498,000		635,589
Kingboard Laminates Holdings	89,000		93,838
Kunlun Energy	164,000		171,305
Nine Dragons Paper Holdings	114,000		108,875
Shanghai Industrial Holdings	83,000		195,379
Shimao Property Holdings	366,500		1,148,413
SSY Group	136,000		126,455
			3,954,241

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 51.8% (continued)
Hungary - .5%
MOL Hungarian Oil & Gas	52,500	[a]	601,066
OTP Bank	13,075		575,643
			1,176,709
India - 4.3%
Aurobindo Pharma	69,040		778,509
Bajaj Finance	5,210	[a]	227,097
Bank of Baroda	255,521	[a]	464,845
Bharat Petroleum	28,808		165,332
Bharti Infratel	60,300		272,744
Hero MotoCorp	6,560		241,956
Hindalco Industries	149,600	[a]	443,076
Hindustan Petroleum	137,350		563,583
Housing Development Finance	32,682		932,777
ICICI Bank	115,563	[a]	668,244
Infosys	50,140		519,687
ITC	122,048	[a]	523,127
Larsen & Toubro	57,306	[a]	1,139,595
Shriram Transport Finance	28,312		501,776
Tata Consultancy Services	4,590		120,356
Tata Power	191,500	[a]	204,141
Tech Mahindra	103,039	[a]	1,148,549
UPL	20,780	[a]	287,992
Vedanta	128,550		342,636
			9,546,022
Indonesia - 1.0%
Bank Mandiri	1,459,800	[a]	764,582
Bank Negara Indonesia	577,200	[a]	381,471
Indah Kiat Pulp & Paper	439,600	[a]	265,823
Telekomunikasi Indonesia	3,301,600	[a]	911,997
			2,323,873
Luxembourg - .2%
Tenaris, ADR	12,573	[b]	355,187
Malaysia - .6%
Genting	130,300		212,439
Hong Leong Financial Group	125,300		588,910
Malaysia Airports Holdings	260,800	[a]	462,968
			1,264,317
Mexico - 1.2%
Alfa, Cl. A	218,700		231,880
America Movil, Ser. L	705,800		504,344
Arca Continental	100,700	[a]	560,302
Banco Santander Mexico	266,300		363,705
Fibra Uno Administracion	12,700		17,502

10

Description	Shares		Value ($)
Common Stocks - 51.8% (continued)
Mexico - 1.2% (continued)
Mexichem	120,000		286,859
Wal-Mart de Mexico	259,500		693,729
			2,658,321
Philippines - .8%
Ayala Land	742,000		634,710
Globe Telecom	2,220		81,949
Metro Pacific Investments	1,842,000		170,214
Puregold Price Club	841,350		772,068
SM Prime Holdings	44,800	[a]	34,056
			1,692,997
Poland - .3%
Bank Polska Kasa Opieki	13,999	[b]	401,213
Jastrzebska Spolka Weglowa	13,140		208,713
			609,926
Qatar - .0%
Qatar National Bank	786		39,000
Russia - 2.4%
Gazprom, ADR	192,278	[a]	868,381
Lukoil, ADR	21,950		1,967,680
MMC Norilsk Nickel, ADR	4,540	[a]	95,929
Moscow Exchange MICEX-RTS	321,876	[d]	447,874
Rosneft Oil, GDR	11,893		74,721
Sberbank of Russia, ADR	107,982	[a]	1,432,669
Sistema, GDR	5,949	[a]	16,740
Surgutneftegas, ADR	12,340	[a]	45,840
Tatneft, ADR	7,200		498,845
			5,448,679
South Africa - 2.4%
Absa Group	24,910		262,775
Clicks Group	33,520		428,329
FirstRand	165,882		724,380
Growthpoint Properties	16,697		28,296
Investec	86,400		504,832
Kumba Iron Ore	5,690		169,946
MultiChoice Group	4,160	[a]	34,799
Naspers, Cl. N	4,160	[a]	962,550
Nedbank Group	34,112		594,346
Redefine Properties	20,141		13,535
Resilient REIT	2,303		8,728
Sasol	22,141		691,507
Sibanye Gold	360,164	[a]	384,052
Telkom	105,073		532,358
			5,340,433

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 51.8% (continued)
South Korea - 6.6%
Daelim Industrial	4,910		417,424
Doosan Bobcat	8,010		218,262
E-MART	2,333		353,834
Hana Financial Group	17,918		574,533
Hyundai Department Store	4,800		427,371
Hyundai Glovis	2,800		317,361
Hyundai Marine & Fire Insurance	16,700		557,553
Hyundai Mobis	2,939		540,646
KB Financial Group	13,060		482,641
KIWOOM Securities	5,762		411,520
Korean Air Lines	4,000		112,316
KT	6,766		163,283
Kumho Petrochemical	8,536		716,627
LG Uplus	36,000		490,049
NH Investment & Securities	39,400		466,738
POSCO	4,116		920,501
Samsung Electronics	117,494		4,620,401
Samsung SDI	3,415		646,786
Samsung Securities	4,200		123,377
Shinhan Financial Group	18,326		678,870
SK Hynix	12,370		808,293
S-Oil	4,141		326,836
Woori Financial Group	31,460		381,090
			14,756,312
Taiwan - 6.3%
Cathay Financial Holding	578,000	[a]	842,426
Chailease Holding	297,920	[a]	1,216,595
China Life Insurance	152,940	[a]	129,730
Delta Electronics	225,000	[a]	1,162,953
EVA Airways	980,300	[a]	480,738
Feng TAY Enterprise	78,000	[a]	551,662
Fubon Financial Holding	418,000	[a]	623,492
Globalwafers	49,000	[a]	484,139
Lite-On Technology	249,000	[a]	362,130
Powertech Technology	160,000	[a]	378,518
Shin Kong Financial Holding	1,444,235	[a]	425,115
Taiwan Cement	109,000	[a]	145,784
Taiwan Semiconductor Manufacturing	717,600	[a]	5,740,754
TCI	35,870	[a]	490,399
Uni-President Enterprises	242,000	[a]	588,982
Zhen Ding Technology Holding	144,000	[a]	447,870
			14,071,287

12

Description		Shares		Value ($)
Common Stocks - 51.8% (continued)
Thailand - 1.6%
Advanced Info Service		180,900		1,050,709
Bangkok Bank		73,500		501,041
Charoen Pokphand Foods		376,000		302,542
Glow Energy		93,000		266,846
Indorama Ventures		334,000		524,188
PTT, NVDR		75,400		114,289
Thai Beverage		851,100		531,371
Thai Oil		178,700		391,776
				3,682,762
Turkey - .9%
Akbank		5,980	[a]	6,787
Emlak Konut Gayrimenkul Yatirim Ortakligi		14,424	[a]	3,962
Eregli Demir ve Celik Fabrikalari		235,600	[a]	386,198
Ford Otomotiv Sanayi		45,922		401,859
Haci Omer Sabanci Holding		329,090		463,024
KOC Holding		96,800		279,515
Turkcell Iletisim Hizmetleri		163,910		355,613
Turkiye Sise ve Cam Fabrikalari		27,110		28,357
Turkiye Vakiflar Bankasi, Cl. D		21,320	[a]	17,336
				1,942,651
United Arab Emirates - .3%
Dubai Islamic Bank		282,447		376,974
Emaar Properties		303,181		387,435
				764,409
Total Common Stocks (cost $98,057,925)				115,355,941

Exchange-Traded Funds - 4.0%
United States - 4.0%
iShares MSCI Emerging Markets ETF		98,088		4,209,937
iShares MSCI Indonesia ETF		71,436		1,834,476
iShares MSCI South Africa ETF		23,702		1,240,326
Vanguard FTSE Emerging Markets ETF		36,100		1,534,250
Total Exchange-Traded Funds (cost $8,684,866)				8,818,989
	Preferred Dividend Yield (%)
Preferred Stocks - 1.1%
Brazil - .7%
Banco Bradesco	2.72	14,331		156,657
Banco do Estado do Rio Grande do Sul, Cl. B	8.44	83,100		513,412
Cia Brasileira de Distribuicao	1.93	21,100		490,080

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Preferred Dividend Yield (%)	Shares		Value ($)
Preferred Stocks - 1.1% (continued)
Brazil - .7% (continued)
Cia Energetica de Minas Gerais	4.46	121,216		427,237
				1,587,386
Chile - .2%
Embotelladora Andina, Cl. B	3.84	111,048		405,514
South Korea - .2%
Samsung Electronics	2.83	17,820		570,042
Total Preferred Stocks (cost $2,078,421)				2,562,942
	1-Day Yield (%)
Investment Companies - 41.4%
Registered Investment Companies - 41.4%
Dreyfus Global Emerging Markets Fund, Cl. Y		4,595,430	[e]	73,710,695
Dreyfus Strategic Beta Emerging Markets Equity Fund, Cl. Y		1,426,515	[e]	18,473,367
Total Investment Companies (cost $76,557,524)				92,184,062

Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $871,668)	2.46	871,668	[e]	871,668
Total Investments (cost $186,250,404)		98.7%		219,793,602
Cash and Receivables (Net)		1.3%		2,905,064
Net Assets		100.0%		222,698,666

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

GDR—Global Depository Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security, or portion thereof, on loan. At March 31, 2019, the value of the fund’s securities on loan was $5,899,323 and the value of the collateral held by the fund was $5,809,088, consisting of cash collateral of $871,668 and U.S. Government & Agency securities valued at $4,937,420.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, these securities were valued at $1,034,150 or .46% of net assets.

d The valuation of this security has been determined in good faith by management under the direction of the Board of Trustees. At March 31, 2019, the value of this security amounted to $447,874 or .2% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

14

Portfolio Summary (Unaudited) †	Value (%)
Registered Investment Companies	45.8
Banks	7.4
Energy	4.7
Media & Entertainment	4.2
Materials	4.1
Technology Hardware & Equipment	3.8
Retailing	3.7
Semiconductors & Semiconductor Equipment	3.3
Telecommunication Services	2.9
Capital Goods	2.4
Diversified Financials	2.4
Insurance	2.3
Utilities	1.8
Food, Beverage & Tobacco	1.7
Automobiles & Components	1.3
Real Estate	1.2
Food & Staples Retailing	1.2
Software & Services	1.1
Transportation	1.0
Consumer Durables & Apparel	.8
Pharmaceuticals Biotechnology & Life Sciences	.7
Consumer Services	.4
Health Care Equipment & Services	.3
Household & Personal Products	.2
Commercial & Professional Services	.0
98.7

† Based on net assets.

See notes to financial statements.

15

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 9/30/2018 ($)	Purchases ($)	†	Sales ($)	Net Realized Gain (Loss) ($)
Registered Investment Companies:
Dreyfus Global Emerging Markets Fund, Cl. Y	76,633,153	5,791,904		9,479,092	(2,077,563)
Dreyfus Strategic Beta Emerging Markets Equity Fund, Cl. Y	19,806,580	1,621,572		2,364,273	(255,823)
Investment of Cash Collateral for Securities Loaned:†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	1,091,825	13,129,486		14,221,311	—
Dreyfus Institutional Preferred Government Plus Money Market Fund	—	10,849,818		9,978,150	—
Total	97,531,558	31,392,780		36,042,826	(2,333,386)

Investment Companies	Change in Net Unrealized Appreciation (Depreciation) ($)	Value 3/31/2019 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies:
Dreyfus Global Emerging Markets Fund, Cl. Y	2,842,293	73,710,695	33.1	916,975
Dreyfus Strategic Beta Emerging Markets Equity Fund, Cl. Y	(334,689)	18,473,367	8.3	402,840
Investment of Cash Collateral for Securities Loaned:†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	—	—	—	—
Dreyfus Institutional Preferred Government Plus Money Market Fund	—	871,668.4		—
Total	2,507,604	93,055,730	41.8	1,319,815

† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government. Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

See notes to financial statements.

16

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS March 31, 2019 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Deutsche Bank
United States Dollar	96,232	South Korean Won	109,195,673	4/1/19	25
Merrill Lynch, Pierce, Fenner & Smith
South African Rand	1,490,339	United States Dollar	101,546	4/1/19	1,705
United States Dollar	191,730	Brazilian Real	752,731	4/1/19	(477)
UBS Securities
United States Dollar	580,312	Colombian Peso	1,830,128,762	4/1/19	6,352
Gross Unrealized Appreciation					8,082
Gross Unrealized Depreciation					(477)

See notes to financial statements.

17

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $5,899,323)—Note 1(c):
Unaffiliated issuers	108,821,212	126,737,872
Affiliated issuers	77,429,192	93,055,730
Cash		2,126,012
Cash denominated in foreign currency	991,896	987,099
Receivable for investment securities sold		871,693
Receivable for shares of Beneficial Interest subscribed		539,447
Dividends, interest and securities lending income receivable		373,033
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		8,082
Tax reclaim receivable		6,588
Prepaid expenses		48,824
		224,754,380
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		187,830
Liability for securities on loan—Note 1(c)		871,668
Payable for investment securities purchased		797,453
Payable for shares of Beneficial Interest redeemed		129,002
Unrealized depreciation on foreign currency transactions		5,722
Trustees fees and expenses payable		1,028
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		477
Accrued expenses		62,534
		2,055,714
Net Assets ($)		222,698,666
Composition of Net Assets ($):
Paid-in capital		216,777,118
Total distributable earnings (loss)		5,921,548
Net Assets ($)		222,698,666

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	572,159	25,390	4,381,044	217,720,073
Shares Outstanding	24,930	1,178	192,755	9,572,547
Net Asset Value Per Share ($)	22.95	21.55	22.73	22.74

See notes to financial statements.

18

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $125,725 foreign taxes withheld at source):
Unaffiliated issuers	906,289
Affiliated issuers	1,319,815
Income from securities lending—Note 1(c)	8,987
Interest	4,653
Total Income	2,239,744
Expenses:
Investment advisory fee—Note 3(a)	637,944
Administration fee—Note 3(a)	60,614
Custodian fees—Note 3(c)	56,156
Professional fees	53,779
Registration fees	32,498
Trustees’ fees and expenses—Note 3(d)	7,988
Prospectus and shareholders’ reports	6,288
Shareholder servicing costs—Note 3(c)	3,426
Loan commitment fees—Note 2	2,579
Distribution fees—Note 3(b)	97
Miscellaneous	21,169
Total Expenses	882,538
Investment Income—Net	1,357,206
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	(530,433)
Affiliated issuers	(2,333,386)
Net realized gain (loss) on forward foreign currency exchange contracts	(119,560)
Net Realized Gain (Loss)	(2,983,379)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	1,292,822
Affiliated issuers	2,507,604
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	12,700
Net Unrealized Appreciation (Depreciation)	3,813,126
Net Realized and Unrealized Gain (Loss) on Investments	829,747
Net Increase in Net Assets Resulting from Operations	2,186,953

See notes to financial statements.

19

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Operations ($):
Investment income—net	1,357,206	2,999,411
Net realized gain (loss) on investments	(2,983,379)	969,819
Net unrealized appreciation (depreciation) on investments	3,813,126	(17,781,374)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,186,953	(13,812,144)
Distributions ($):
Distributions to shareholders:
Class A	(225)	(6,659)
Class I	(42,914)	(59,484)
Class Y	(2,456,868)	(2,536,872)
Total Distributions	(2,500,007)	(2,603,015)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	257,929	436,160
Class C	-	19,500
Class I	1,478,517	5,503,868
Class Y	35,112,614	53,816,816
Distributions reinvested:
Class A	219	6,600
Class I	41,912	51,165
Class Y	392,592	441,442
Cost of shares redeemed:
Class A	(185,468)	(798,235)
Class C	(3,473)	(16,234)
Class I	(1,807,723)	(3,999,456)
Class Y	(43,382,603)	(25,815,228)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(8,095,484)	29,646,398
Total Increase (Decrease) in Net Assets	(8,408,538)	13,231,239
Net Assets ($):
Beginning of Period	231,107,204	217,875,965
End of Period	222,698,666	231,107,204

20

	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Capital Share Transactions (Shares):
Class Aa
Shares sold	12,431	16,816
Shares issued for distributions reinvested	11	257
Shares redeemed	(8,601)	(33,231)
Net Increase (Decrease) in Shares Outstanding	3,841	(16,158)
Class Ca
Shares sold	-	833
Shares redeemed	(177)	(702)
Net Increase (Decrease) in Shares Outstanding	(177)	131
Class Ib
Shares sold	68,986	220,205
Shares issued for distributions reinvested	2,056	2,001
Shares redeemed	(85,731)	(161,915)
Net Increase (Decrease) in Shares Outstanding	(14,689)	60,291
Class Yb
Shares sold	1,653,277	2,159,493
Shares issued for distributions reinvested	19,254	17,243
Shares redeemed	(2,055,838)	(1,053,877)
Net Increase (Decrease) in Shares Outstanding	(383,307)	1,122,859

[a]During September 30, 2018, 339 Class C shares representing $8,029 were automatically converted for 319 Class A shares.

[b]During the period ended March 31, 2019, 66,648 Class Y shares representing $1,428,906 were exchanged for 66,715 Class I shares and during the period ended September 30, 2018, 107,970 Class Y shares representing $2,689,738 exchanged for 108,116 Class I shares.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2019		Year Ended September 30,
Class A Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	22.69	24.18	19.92	17.23	21.34	20.58
Investment Operations:
Investment income—net[a]	.03	.19	.02	.02	.09	.05
Net realized and unrealized gain (loss) on investments	.25	(1.50)	4.26	2.72	(3.88)	.98
Total from Investment Operations	.28	(1.31)	4.28	2.74	(3.79)	1.03
Distributions:
Dividends from investment income—net	(.02)	(.18)	(.02)	(.08)	(.13)	(.28)
Dividends from net realized gain on investments	—	—	—	—	(.20)	—
Total Distributions	(.02)	(.18)	(.02)	(.08)	(.33)	(.28)
Proceeds from redemption fees—Note 3(e)	.00	.00[b]	.00[b]	.03	.01	.01
Net asset value, end of period	22.95	22.69	24.18	19.92	17.23	21.34
Total Return (%)[c]	1.22[d]	(5.50)	21.48	16.20	(18.00)	5.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.48[f]	1.26	1.28	1.39	1.42	4.80
Ratio of net expenses to average net assets[e]	1.48[f]	1.26	1.27	1.39	1.42	1.60
Ratio of net investment income to average net assets[e]	.23[f]	.77	.08	.10	.47	.22
Portfolio Turnover Rate	20.88[d]	41.37	50.35	62.91	78.32	128.76
Net Assets, end of period ($ x 1,000)	572	479	901	949	1,153	209

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Amount does not include the expenses of the underlying funds.

f     Annualized.

See notes to financial statements.

22

Six Months Ended
March 31, 2019		Year Ended September 30,
Class C Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	21.37	22.85	18.98	16.50	20.44	19.60
Investment Operations:
Investment income (loss)—net[a]	.01	(.11)	(.16)	(.13)	.04	(.16)
Net realized and unrealized gain (loss) on investments	.17	(1.37)	4.03	2.58	(3.79)	.99
Total from Investment Operations	.18	(1.48)	3.87	2.45	(3.75)	.83
Distributions:
Dividends from net realized gain on investments	—	—	—	—	(.20)	—
Proceeds from redemption fees—Note 3(e)	.00[b]	.00[b]	.00[b]	.03	.01	.01
Net asset value, end of period	21.55	21.37	22.85	18.98	16.50	20.44
Total Return (%)[c]	.84[d]	(6.48)	20.39	15.03	(18.44)	4.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	2.20[f]	2.59	2.32	2.23	2.08	6.10
Ratio of net expenses to average net assets[e]	2.20[f]	2.26	2.25	2.23	2.08	2.35
Ratio of net investment income (loss) to average net assets[e]	.09[f]	(.47)	(.83)	(.74)	.22	(.77)
Portfolio Turnover Rate	20.88[d]	41.37	50.35	62.91	78.32	128.76
Net Assets, end of period ($ x 1,000)	25	29	28	64	291	69

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Amount does not include the expenses of the underlying funds.

f Not annualized.

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2019		Year Ended September 30,
Class I Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	22.66	24.13	19.86	17.16	21.16	20.45
Investment Operations:
Investment income (loss)—net[a]	.13	.32	.13	.02	.16	(.30)
Net realized and unrealized gain (loss) on investments	.18	(1.52)	4.22	2.75	(3.79)	1.34
Total from Investment Operations	.31	(1.20)	4.35	2.77	(3.63)	1.04
Distributions:
Dividends from investment income—net	(.24)	(.27)	(.08)	(.10)	(.18)	(.34)
Dividends from net realized gain on investments	—	—	—	—	(.20)	—
Total Distributions	(.24)	(.27)	(.08)	(.10)	(.38)	(.34)
Proceeds from redemption fees—Note 3(e)	.00[b]	.00[b]	.00[b]	.03	.01	.01
Net asset value, end of period	22.73	22.66	24.13	19.86	17.16	21.16
Total Return (%)	1.51[c]	(5.10)	22.05	16.45	(17.44)	5.32
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.92[e]	.89	.95	1.11	.99	3.57
Ratio of net expenses to average net assets[d]	.92[e]	.89	.94	1.11	.99	1.35
Ratio of net investment income (loss) to average net assets[d]	1.20[e]	1.26	.57	.12	.83	(.63)
Portfolio Turnover Rate	20.88[c]	41.37	50.35	62.91	78.32	128.76
Net Assets, end of period ($ x 1,000)	4,381	4,700	3,550	1,207	2,840	748

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Amount does not include the expenses of the underlying funds.

e Annualized.

See notes to financial statements.

24

Six Months Ended
March 31, 2019		Year Ended September 30,
Class Y Shares	(Unaudited)	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	22.69	24.16	19.90	17.18	21.20	19.03
Investment Operations:
Investment income—net[b]	.14	.31	.13	.07	.17	.14
Net realized and unrealized gain (loss) on investments	.18	(1.50)	4.23	2.74	(3.82)	2.02
Total from Investment Operations	.32	1.19	4.36	2.81	(3.65)	2.16
Distributions:
Dividends from investment income—net	(.27)	(.28)	(.10)	(.12)	(.18)	—
Dividends from net realized gain on investments	—	—	—	—	(.20)	—
Total Distributions	(.27)	(.28)	(.10)	(.12)	(.38)	—
Proceeds from redemption fees—Note 3(e)	.00[c]	.00[c]	.00[c]	.03	.01	.01
Net asset value, end of period	22.74	22.69	24.16	19.90	17.18	21.20
Total Return (%)	1.57[d]	(5.06)	22.06	16.64	(17.44)	11.40[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.84[f]	.80	.86	1.01	.93	1.29[f]
Ratio of net expenses to average net assets[e]	.84[f]	.80	.85	1.01	.93	1.29[f]
Ratio of net investment income to average net assets[e]	1.30[f]	1.24	.61	.42	.84	1.03[f]
Portfolio Turnover Rate	20.88[d]	41.37	50.35	62.91	78.32	128.76
Net Assets, end of period ($ x 1,000)	217,720	225,899	213,397	147,926	183,659	187,879

a From the close of business on January 31, 2014 (commencement of initial offering) to September 30, 2014.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not annualized.

e Amount does not include the expenses of the underlying funds.

f Annualized.

See notes to financial statements.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Diversified Emerging Markets Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Adviser” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective January 2, 2019, BNY Mellon Asset Management North America Corporation was renamed Mellon Investments Corporation (the “Sub adviser”). Mellon Investments Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and

26

realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

28

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities – Common Stocks†	24,441,451	90,914,490	†	-	115,355,941
Equity Securities - Preferred Stocks†	1,992,900	570,042	†	-	2,562,942
Exchange-Traded Funds	8,818,989	-		-	8,818,989
Investment Companies	93,055,730	-		-	93,055,730
Other Financials Instruments:
Forward Foreign Currency Exchange Contracts††	-	8,082		-	8,082
Liabilities ($)
Other Financials Instruments:
Forward Foreign Currency Exchange Contracts††	-	(477)		-	(477)

† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities.

At March 31, 2019, the amount of securities transferred between levels equals fair value of exchange traded equity securities reported as Level 2 in the table above. At September 30, 2018, there was no transfer between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. At March 31, 2019, the market value of the collateral was 98.5% of the market value of the securities on loan. The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2019, The Bank of New York Mellon earned $1,532 from lending portfolio securities, pursuant to the securities lending agreement.

30

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $22,300,538 available for federal income tax purposes to be applied against future net realized capital

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

gains, if any, realized subsequent to September 30, 2018. The fund has $14,366,725 of short-term capital losses and $7,933,813 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2018 was as follows: ordinary income $2,603,015. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to the Dreyfus Floating Rate Income Fund, a series of The Dreyfus/Laurel Funds, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the fund has agreed to pay an investment advisory fee at the annual rate of 1.10% of the value of the fund’s average daily net assets other than assets

32

allocated to investments in other investment companies (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) and is payable monthly. Therefore the fund’s investment advisory fee will fluctuate based on the fund’s allocation between underlying and direct investments. The Adviser has also contractually agreed, from October 1, 2018 through February 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, acquired fund fees and expenses of the underlying fund and extraordinary expenses) do not exceed 1.30% of the value of the fund’s average daily net assets. During the period ended, there were no reduction in expenses, pursuant to the undertaking.

Pursuant to separate sub-investment advisory agreements between the Adviser and the Sub adviser, the Sub adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $60,614 during the period ended March 31, 2019.

During the period ended March 31, 2019, the Distributor retained $5 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2019, Class C shares were charged $97 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2019, Class A and Class C shares were charged $560 and $32, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest

34

in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund had an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2019, the fund was charged $1,599 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2019, the fund was charged $56,156 pursuant to the custody agreement.

During the period ended March 31, 2019, the fund was charged $6,305 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $113,257, administration fees $10,047, Distribution Plan fees $16, Shareholder Services Plan fees $123, custodian fees $57,532, Chief Compliance Officer fees $6,305 and transfer agency fees $550.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s

35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

exchange privilege. During the period ended March 31, 2019, redemption fees charged and retained by the fund amounted to $26,418.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2019, amounted to $43,702,078 and $52,740,227, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements,

36

if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at March 31, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At March 31, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	8,082	(477)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	8,082	(477)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	8,082	(477)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of March 31, 2019:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Deutsche Bank	25		-	-	25
Merrill Lynch, Pierce, Fenner & Smith	1,705		(477)	-	1,228
UBS Securities	6,352		-	-	6,352
Total	8,082		(477)	-	7,605

37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Merrill Lynch, Pierce, Fenner & Smith	(477)		477	-	-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2019:

Average Market Value ($)
Forward contracts	1,048,158

At March 31, 2019, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $33,550,803, consisting of $39,421,778 gross unrealized appreciation and $5,870,975 gross unrealized depreciation.

At March 31, 2019, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

38

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 27-28, 2019, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (collectively, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial

39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

The Board was reminded that, prior to January 31, 2014, the fund did not use a “manager of managers” or “fund of funds” approach and the fund’s investments strategies were different than the strategies currently in place. The Board noted that different investments strategies may lead to different performance results and that the fund’s performance for periods prior to January 31, 2014 reflects the investment strategies in effect prior to that date.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance for Class Y shares was below the Performance Group and Performance Universe medians for all periods except for two- and three-year periods when it was above and at, respectively, the Performance Group median, and for Class I shares was at or above the Performance Group median for the two-, five- and ten-year periods, and below for the one-, three- and four-year periods, and was above the Performance Universe median for the five-year period and below for the remaining periods. The Board considered the relative proximity of the Class Y and/or Class I shares performance to the Performance Group and/or Performance Universe median(s) in certain periods when performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in two of the four calendar years shown for Class Y shares and in four of the ten calendar years shown for Class I shares.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons for Class Y shares. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians (each were the lowest in the Expense Group).

Dreyfus representatives stated that Dreyfus has contractually agreed, until February 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, acquired fund fees and expenses incurred by underlying funds, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.30% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for

40

advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board was generally satisfied with the fund’s performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

42

NOTES

43

NOTES

44

NOTES

45

For More Information

Dreyfus Diversified Emerging Markets Fund

200 Park Avenue
New York, NY 10166

Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Mellon Investments Corporation
North America Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DBEAX Class C: DBECX Class I: SBCEX Class Y: SBYEX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2019 MBSC Securities Corporation 6919SA0319

Dreyfus/Newton International Equity Fund

SEMIANNUAL REPORT March 31, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/Newton International Equity Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/Newton International Equity Fund, covering the six-month period from October 1, 2018 through March 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. and many other developed economies continued their pattern of moderate growth during the six months. In October, equity markets experienced a sharp sell-off, stimulated in part by interest-rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indices, while losses deepened in international developed and emerging markets. Global equities continued their general decline throughout the end of the calendar year. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest-rate increases in 2019 helped trigger a rebound across equity markets. In a similar vein, other central banks pledged to continue policies that support economic growth, helping to further ease investor concerns. Talk of a potential trade agreement between the U.S. and China also helped buoy equity markets, which continued their upward trajectory through the end of the period.

Equity volatility and global growth concerns triggered a flight to quality in many areas of the bond market, raising Treasury prices and flattening the yield curve through the end of 2018. Corporate bonds were also affected by growth and leverage concerns, causing reduced liquidity, increased spreads, and falling prices through the end of the calendar year. Bond markets rebounded in January after encouraging comments by the Fed, and many indices continued to experience positive returns throughout February and March.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of change.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation

April 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2018 through March 31, 2019, as provided by portfolio managers Paul Markham and Jeff Munroe, of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2019, Dreyfus/Newton International Equity Fund’s Class A shares produced a total return of -5.89%, Class C shares returned -6.22%, Class I shares returned -5.76%, and Class Y shares returned -5.77%.1,2 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a net return of -3.81% for the same period.3

International equity markets provided negative returns over the reporting period, resulting from market volatility in the fourth quarter of 2018, fueled by geopolitical, trade, and economic uncertainty. The fund underperformed the Index, primarily due to stock selection in the industrials, information technology, and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of the fund’s net assets will be invested in countries represented in the Index.

The core of the investment philosophy of Newton Investment Management (North America) Limited (“Newton”), the fund’s sub-investment adviser, is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. Newton believes that a global comparison of companies is the most effective method of stock analysis, and Newton’s global analysts research investment opportunities by global sector rather than by region.

The process begins by identifying a core list of investment themes that Newton believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. Newton then identifies specific companies, using these investment themes, to help focus on areas where thematic and strategic research indicates superior returns are likely to be achieved. Sell decisions for individual stocks will typically be a result of one or more of the following: a change in investment theme or strategy, profit-taking, a significant change in the prospects of a company, price movement and market activity have created an extreme valuation, and the valuation of a company has become expensive against its peers.

A Tale of Two Markets

Global markets delivered two drastically different periods of behavior over the six months but lost ground over the reporting period as a whole. Through early fall, many equity markets felt pressure from slowing global growth, escalating trade issues between the U.S. and China, Brexit difficulties, and additional geopolitical issues elsewhere in Europe and the emerging markets. Volatility picked up in October, when renewed articulation of hawkish narratives by U.S. Federal Reserve (“Fed”) officials alarmed investors. In December, equities

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

reached new lows for the year, as economic and political news continued to unnerve investors. Investors also feared the European Central Bank (ECB) would proceed with its plan to conclude stimulus measures in January, despite moderating growth rates.

January marked a turnaround in markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered. The ECB announced it would provide additional stimulus to support the Eurozone economy. At its first meeting of the year, the Fed emphasized its focus on data as a primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. The rebound continued throughout the month of January, and many equities maintained an upward trajectory during the months of February and March.

Stock Selection Drove Fund Performance

Industrials stock selection weighed on relative returns, as did stock choices in information technology and consumer discretionary, albeit to a lesser extent. A void in utilities, natural beneficiaries of the rotation away from more economically sensitive areas, was also unhelpful.

Sony was among the top individual detractors. Shares were weak at the start of the review period, relating to news flow around weakening demand and the implications for its semiconductor segment. Third-quarter results were a subsequent disappointment as complementary metal-oxide semiconductor (CMOS) sensor utilization saw weakness on the back of waning smartphone demand. Growing macroeconomic uncertainty, particularly in relation to the trade dispute between the U.S. and China, weighed on digital technology company Topcon ahead of first-half results. Operating profit was a little weaker than the market had expected, hindered by delays in the release of new products. Weakening global growth and construction markets also appeared to weigh on third-quarter results for the fiscal year. Higher selling costs and slower sales growth in India weighed on Suzuki Motor’s results for the third quarter, as did a depreciating rupee.

Conversely, stock selection was beneficial within materials, while an overweight to real estate was modestly supportive for relative returns. Pan Pacific International Holdings, formerly Don Quijote Holdings, was the portfolio’s top contributor. Positive news emerged in October as it was announced that the retail company would be taking 100% control of Uny, thus providing it with full control over the turnaround of stores. First-half results provided a reminder of the strength of the company’s proposition, with operating profit up once again. Wolters Kluwer’s stable, compounding earnings-growth business model continued to find favor with investors. The company again demonstrated its resilience and strong execution as it delivered good organic revenue growth for the fiscal year. Invincible Investment performed well on a positive outlook for hotel earnings growth in Japan, while an issue regarding corporate tax liability moved closer to resolution. Having purchased hotels in the Cayman Islands through a silent partnership, the company announced a restructuring of its investment to satisfy special-tax-treatment requirements.

Remaining Cautious While Seeking Opportunities

The Fed’s change of direction appears to have eased volatility, which threatened to escalate at the turn of the year, and it gave counterparts around the world the latitude to move away

4

from their own hawkish paths. Whether it is sufficient, either to reverse the downturn in economic growth or sustain the liquidity which has quenched financial markets in the aftermath of the global credit crisis, remains to be seen. The expansion of the global economy is looking weary, and the rally in stock markets long in the tooth.

Against this challenging backdrop, we aim to balance our search for relative stability in much of the portfolio, owing to long-standing concerns, with a search for sustainable, long-term growth. The desire for stability is expressed through a focus on balance-sheet strength, as well as sector positioning that includes a relatively low exposure to financials and commodity businesses. Meanwhile, the desire for growth is apparent in our overweight to information technology, as well as companies well placed to take market share across a number of sectors.

April 15, 2019

1 The Dreyfus Corporation (Dreyfus) serves as the investment adviser for the fund. Newton Investment Management North America Limited (Newton) is the fund’s sub-investment adviser. Newton’s comments are provided as a general market overview and should not be considered investment advice or predictive of any future market performance. Newton’s views are current as of the date of this communication and are subject to change rapidly as economic and market conditions dictate.

2 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2020, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, returns would have been lower.

3 Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Newton International Equity Fund from October 1, 2018 to March 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.18	$8.79	$3.97	$3.87
Ending value (after expenses)	$941.10	$937.80	$942.40	$942.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.39	$9.15	$4.13	$4.03
Ending value (after expenses)	$1,019.60	$1,015.86	$1,020.84	$1,020.94

† Expenses are equal to the fund’s annualized expense ratio of 1.07% for Class A, 1.82% for Class C, .82% for Class I and .80% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 31, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 94.3%
China - 4.6%
Alibaba Group Holding, ADR	118,538	[a]	21,627,258
Baidu, ADR	85,203	[a]	14,045,715
Tencent Holdings	389,877		17,927,159
			53,600,132
France - 9.3%
AXA	475,997		11,994,467
BNP Paribas	220,671		10,576,207
L'Oreal	76,483		20,584,457
Thales	157,422		18,885,807
Total	423,797		23,534,604
Vivendi	766,542		22,222,242
			107,797,784
Germany - 8.8%
Deutsche Post	459,677		14,954,565
Deutsche Wohnen	389,563		18,898,129
Hella	239,859		10,545,853
Infineon Technologies	593,982		11,784,069
LEG Immobilien	173,306		21,277,546
SAP	208,828		24,128,884
			101,589,046
Hong Kong - 3.3%
AIA Group	3,824,312		38,067,217
India - .3%
Vakrangee	5,263,102	[a]	3,829,692
Ireland - .8%
AIB Group	1,989,076		8,935,822
Japan - 26.3%
Ebara	586,300		16,563,968
FANUC	46,700		7,992,813
Invincible Investment	35,934		17,592,923
Japan Airlines	377,986		13,314,318
Japan Tobacco	431,700		10,723,143
M3	545,300		9,179,813
Macromill	480,200		5,804,677
Mitsubishi UFJ Financial Group	2,920,600		14,495,653
Pan Pacific International Holdings	477,400		31,649,706
Recruit Holdings	431,213		12,359,118
Seven & I Holdings Co.	437,500		16,509,268
Sony	619,100		26,057,579
Sugi Holdings	391,700		17,277,980
Suntory Beverage & Food	317,400		14,910,671

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 94.3% (continued)
Japan - 26.3% (continued)
Suzuki Motor	438,400		19,443,385
TechnoPro Holdings	686,800		41,149,004
Topcon	957,300		11,337,296
Yokogawa Electric	826,400		17,181,038
			303,542,353
Netherlands - 6.5%
Royal Dutch Shell, Cl. B	1,261,328		39,869,958
Wolters Kluwer	518,762		35,354,447
			75,224,405
Norway - 1.1%
DNB	714,585		13,164,396
Portugal - .8%
Galp Energia	541,069	[a]	8,662,699
South Korea - 1.6%
Samsung SDI	96,670		18,308,882
Switzerland - 11.5%
ABB	846,343	[a]	15,922,399
Credit Suisse Group	900,922		10,517,107
Ferguson	267,132		17,048,208
Novartis	305,525		29,404,864
Roche Holding	125,403		34,568,535
Zurich Insurance Group	76,983		25,506,052
			132,967,165
United Kingdom - 19.4%
Anglo American	683,968		18,364,183
Associated British Foods	536,804		17,077,793
Barclays	12,474,967		25,205,674
Diageo	599,168		24,507,135
GlaxoSmithKline	1,656,215		34,360,088
Informa	815,433		7,906,946
Prudential	1,049,962		21,044,821
RELX	621,118		13,281,786
Royal Bank of Scotland Group	3,921,587		12,650,250
St James's Place	432,896		5,815,716
Unilever	607,549		35,312,509
Vodafone Group	5,124,088		9,336,170
			224,863,071
Total Common Stocks (cost $944,112,149)			1,090,552,664

8

Description	Preferred Dividend Yield (%)	Shares		Value ($)
Preferred Stocks - 1.7%
Germany - 1.7%
Volkswagen (cost $18,940,947)	2.68	119,969		18,882,123
	1-Day Yield (%)
Investment Companies - 3.1%
Registered Investment Companies - 3.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $36,102,231)	2.46	36,102,231	[b]	36,102,231
Total Investments (cost $999,155,327)		99.1%		1,145,537,018
Cash and Receivables (Net)		.9%		10,778,654
Net Assets		100.0%		1,156,315,672

ADR—American Depository Receipt

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Commercial & Professional Services	8.8
Pharmaceuticals Biotechnology & Life Sciences	8.5
Insurance	8.4
Banks	7.4
Capital Goods	6.6
Energy	6.2
Media & Entertainment	5.9
Food, Beverage & Tobacco	5.8
Real Estate	5.0
Household & Personal Products	4.8
Retailing	4.6
Automobiles & Components	4.2
Technology Hardware & Equipment	4.1
Investment Companies	3.1
Food & Staples Retailing	2.9
Transportation	2.5
Software & Services	2.4
Consumer Durables & Apparel	2.3
Materials	1.6
Diversified Financials	1.4
Semiconductors & Semiconductor Equipment	1.0
Telecommunication Services	.8
Health Care Equipment & Services	.8
99.1

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 9/30/18 ($)	Purchases ($)	Sales ($)	Value 3/31/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,147,465	150,835,873	116,881,107	36,102,231	3.1	190,270

See notes to financial statements.

11

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS March 31, 2019 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Citigroup
United States Dollar	32,636,410	British Pound	25,092,000	4/12/19	(67,428)
J.P. Morgan Securities
United States Dollar	1,365,577	Japanese Yen	150,595,218	4/1/19	6,466
United States Dollar	367,110	Japanese Yen	40,656,413	4/3/19	132
State Street Bank and Trust Company
Japanese Yen	5,727,570,000	United States Dollar	52,042,324	6/18/19	(37,822)
United States Dollar	51,590,722	Japanese Yen	5,727,570,000	6/18/19	(413,780)
British Pound	25,092,000	United States Dollar	32,940,850	4/12/19	(237,013)
Gross Unrealized Appreciation					6,598
Gross Unrealized Depreciation					(756,043)

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	963,053,096	1,109,434,787
Affiliated issuers	36,102,231	36,102,231
Cash denominated in foreign currency	332,615	331,824
Tax reclaim receivable		4,788,726
Dividends, interest and securities lending income receivable		4,773,187
Receivable for investment securities sold		1,403,264
Receivable for shares of Beneficial Interest subscribed		1,093,327
Cash collateral held by broker—Note 4		491,458
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		6,598
Prepaid expenses		46,283
		1,158,471,685
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		803,371
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		756,043
Payable for shares of Beneficial Interest redeemed		354,426
Unrealized depreciation on foreign currency transactions		159,983
Trustees fees and expenses payable		9,244
Accrued expenses		72,946
		2,156,013
Net Assets ($)		1,156,315,672
Composition of Net Assets ($):
Paid-in capital		1,064,892,960
Total distributable earnings (loss)		91,422,712
Net Assets ($)		1,156,315,672

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	5,361,787	2,032,752	245,633,806	903,287,327
Shares Outstanding	264,453	102,423	12,229,164	45,172,979
Net Asset Value Per Share ($)	20.28	19.85	20.09	20.00

See notes to financial statements.

13

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $1,010,547 foreign taxes withheld at source):
Unaffiliated issuers	12,423,636
Affiliated issuers	190,270
Income from securities lending—Note 1(c)	3,617
Total Income	12,617,523
Expenses:
Investment advisory fee—Note 3(a)	4,365,750
Shareholder servicing costs—Note 3(c)	88,565
Custodian fees—Note 3(c)	73,429
Trustees’ fees and expenses—Note 3(d)	46,670
Registration fees	46,183
Professional fees	44,201
Loan commitment fees—Note 2	16,552
Prospectus and shareholders’ reports	15,856
Interest expense—Note 2	13,456
Distribution fees—Note 3(b)	7,159
Miscellaneous	30,487
Total Expenses	4,748,308
Less—reduction in expenses due to undertaking—Note 3(a)	(53,446)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,019)
Net Expenses	4,693,843
Investment Income—Net	7,923,680
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(38,992,540)
Net realized gain (loss) on forward foreign currency exchange contracts	4,389,030
Net Realized Gain (Loss)	(34,603,510)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(59,953,910)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(2,112,124)
Net Unrealized Appreciation (Depreciation)	(62,066,034)
Net Realized and Unrealized Gain (Loss) on Investments	(96,669,544)
Net (Decrease) in Net Assets Resulting from Operations	(88,745,864)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Operations ($):
Investment income—net	7,923,680	21,847,983
Net realized gain (loss) on investments	(34,603,510)	56,877,268
Net unrealized appreciation (depreciation) on investments	(62,066,034)	(41,081,041)
Net Increase (Decrease) in Net Assets Resulting from Operations	(88,745,864)	37,644,210
Distributions ($):
Distributions to shareholders:
Class A	(90,291)	(42,846)
Class C	(17,516)	(14,196)
Class I	(5,237,649)	(1,683,690)
Class Y	(19,359,721)	(14,663,263)
Total Distributions	(24,705,177)	(16,403,995)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	1,797,657	3,663,394
Class C	315,557	891,348
Class I	36,061,819	222,640,391
Class Y	70,208,553	102,764,367
Distributions reinvested:
Class A	87,660	41,226
Class C	17,428	14,196
Class I	5,113,623	1,595,115
Class Y	6,968,266	5,189,394
Cost of shares redeemed:
Class A	(1,852,764)	(1,933,627)
Class C	(354,578)	(498,801)
Class I	(63,881,870)	(47,061,916)
Class Y	(153,170,643)	(85,998,211)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(98,689,292)	201,306,876
Total Increase (Decrease) in Net Assets	(212,140,333)	222,547,091
Net Assets ($):
Beginning of Period	1,368,456,005	1,145,908,914
End of Period	1,156,315,672	1,368,456,005

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Capital Share Transactions (Shares):
Class Aa
Shares sold	91,771	166,595
Shares issued for distributions reinvested	4,691	1,847
Shares redeemed	(91,346)	(87,572)
Net Increase (Decrease) in Shares Outstanding	5,116	80,870
Class C
Shares sold	16,391	41,121
Shares issued for distributions reinvested	951	649
Shares redeemed	(18,613)	(22,858)
Net Increase (Decrease) in Shares Outstanding	(1,271)	18,912
Class Ia
Shares sold	1,876,438	10,204,475
Shares issued for distributions reinvested	276,416	72,145
Shares redeemed	(3,326,444)	(2,146,064)
Net Increase (Decrease) in Shares Outstanding	(1,173,590)	8,130,556
Class Ya
Shares sold	3,676,146	4,661,627
Shares issued for distributions reinvested	378,299	235,774
Shares redeemed	(8,120,584)	(3,933,307)
Net Increase (Decrease) in Shares Outstanding	(4,066,139)	964,094

[a]During the period ended March 31, 2019, 332,471 Class Y shares representing $6,480,022 were exchanged for 331,059 Class I shares and during the period ended September 30, 2018, 1,529 Class Y shares representing $33,485 were exchanged for 1,509 Class A shares and 425,593 Class Y shares representing $9,275,803 were exchanged for 423,703 Class I shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2019	Year Ended September 30,
Class A Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	21.97	21.55	18.97	18.54	20.41	20.15
Investment Operations:
Investment income—net[a]	.11	.32	.19	.22	.19	.47
Net realized and unrealized gain (loss) on investments	(1.44)	.34	2.57	.39	(1.33)	.10
Total from Investment Operations	(1.33)	.66	2.76	.61	(1.14)	.57
Distributions:
Dividends from investment income—net	(.36)	(.24)	(.18)	(.18)	(.38)	(.31)
Dividends from net realized gain on investments	–	–	–	–	(.35)	–
Total Distributions	(.36)	(.24)	(.18)	(.18)	(.73)	(.31)
Net asset value, end of period	20.28	21.97	21.55	18.97	18.54	20.41
Total Return (%)[b]	(5.89)[c]	3.06	14.76	3.27	(5.58)	2.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17[d]	1.14	1.23	1.23	1.19	1.30
Ratio of net expenses to average net assets	1.07[d]	1.07	1.18	1.23	1.19	1.30
Ratio of net investment income to average net assets	1.16[d]	1.45	.99	1.16	.97	2.22
Portfolio Turnover Rate	13.82[c]	31.58	37.78	34.87	36.37	39.45
Net Assets, end of period ($ x 1,000)	5,362	5,697	3,845	5,839	6,965	2,324

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2019	Year Ended September 30,
Class C Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	21.38	21.04	18.50	18.10	20.10	19.90
Investment Operations:
Investment income—net[a]	.04	.15	.06	.07	.02	.29
Net realized and unrealized gain (loss) on investments	(1.39)	.33	2.50	.38	(1.30)	.14
Total from Investment Operations	(1.35)	.48	2.56	.45	(1.28)	.43
Distributions:
Dividends from investment income—net	(.18)	(.14)	(.02)	(.05)	(.37)	(.23)
Dividends from net realized gain on investments	–	–	–	–	(.35)	–
Total Distributions	(.18)	(.14)	(.02)	(.05)	(.72)	(.23)
Net asset value, end of period	19.85	21.38	21.04	18.50	18.10	20.10
Total Return (%)[b]	(6.22)[c]	2.27	13.83	2.50	(6.39)	2.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.93[d]	1.90	1.99	2.02	2.01	2.04
Ratio of net expenses to average net assets	1.82[d]	1.82	1.95	2.02	2.01	2.04
Ratio of net investment income to average net assets	.37[d]	.68	.32	.37	.10	1.43
Portfolio Turnover Rate	13.82[c]	31.58	37.78	34.87	36.37	39.45
Net Assets, end of period ($ x 1,000)	2,033	2,217	1,784	1,470	1,417	1,256

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

18

	Six Months Ended
	March 31, 2019	Year Ended September 30,
Class I Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	21.79	21.38	18.85	18.39	20.37	20.10
Investment Operations:
Investment income—net[a]	.13	.42	.27	.27	.26	.61
Net realized and unrealized gain (loss) on investments	(1.42)	.29	2.51	.41	(1.35)	.03
Total from Investment Operations	(1.29)	.71	2.78	.68	(1.09)	.64
Distributions:
Dividends from investment income—net	(.41)	(.30)	(.25)	(.22)	(.54)	(.37)
Dividends from net realized gain on investments	–	–	–	–	(.35)	–
Total Distributions	(.41)	(.30)	(.25)	(.22)	(.89)	(.37)
Net asset value, end of period	20.09	21.79	21.38	18.85	18.39	20.37
Total Return (%)	(5.76)[b]	3.30	15.02	3.66	(5.37)	3.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86[c]	.87	.93	.94	.90	.96
Ratio of net expenses to average net assets	.82[c]	.82	.89	.94	.90	.96
Ratio of net investment income to average net assets	1.35[c]	1.97	1.42	1.44	1.32	2.95
Portfolio Turnover Rate	13.82[b]	31.58	37.78	34.87	36.37	39.45
Net Assets, end of period ($ x 1,000)	245,634	292,092	112,714	80,458	43,538	29,479

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2019	Year Ended September 30,
Class Y Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	21.70	21.29	18.77	18.31	20.38	20.11
Investment Operations:
Investment income—net[a]	.13	.36	.27	.28	.26	.22
Net realized and unrealized gain (loss) on investments	(1.42)	.35	2.51	.40	(1.34)	.43
Total from Investment Operations	(1.29)	.71	2.78	.68	(1.08)	.65
Distributions:
Dividends from investment income—net	(.41)	(.30)	(.26)	(.22)	(.64)	(.38)
Dividends from net realized gain on investments	–	–	–	–	(.35)	–
Total Distributions	(.41)	(.30)	(.26)	(.22)	(.99)	(.38)
Net asset value, end of period	20.00	21.70	21.29	18.77	18.31	20.38
Total Return (%)	(5.77)[b]	3.33	15.11	3.68	(5.32)	3.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[c]	.80	.86	.88	.89	.91
Ratio of net expenses to average net assets	.80[c]	.80	.86	.88	.89	.91
Ratio of net investment income to average net assets	1.37[c]	1.64	1.42	1.49	1.32	1.10
Portfolio Turnover Rate	13.82[b]	31.58	37.78	34.87	36.37	39.45
Net Assets, end of period ($ x 1,000)	903,287	1,068,449	1,027,565	1,043,195	895,031	763,426

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/Newton International Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Adviser” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (“Newton”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust's Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2019 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks	35,672,973	1,054,879,691†	–	1,090,552,664
Equity Securities - Preferred Stocks	-	18,882,123†	–	18,882,123
Investment Companies	36,102,231	–	–	36,102,231
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	6,598	–	6,598
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	(756,043)	–	(756,043)

† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities.

At March 31, 2019, the amount of securities transferred between levels equals fair value of exchange traded equity securities as level 2 in the table above. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

24

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2019, The Bank of New York Mellon earned $904 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $12,191,072 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2018. These short-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2018 was as follows: ordinary income

26

$16,403,995. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to the Dreyfus Floating Rate Income Fund, a series of The Dreyfus/Laurel Funds, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2019 was approximately $845,100 with a related weighted average annualized interest rate of 3.19%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee was computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2018 through February 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the classes (excluding Rule

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .82% of the value of the fund’s average daily net assets. On or after February 1, 2020, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $53,446 during the period ended March 31, 2019.

Pursuant to a sub-investment advisory agreement between the Adviser and Newton, The Adviser pays Newton a monthly fee at an annual percentage rate of the value of the fund’s average daily net assets.

During the period ended March 31, 2019, the Distributor retained $570 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2019, Class C shares were charged $7,159 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2019, Class A and Class C shares were charged $6,216 and $2,386, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund had an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees.

28

Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2019, the fund was charged $2,967 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2019, the fund was charged $73,429 pursuant to the custody agreement. These fees were partially offset by earnings credits of $1,019.

During the period ended March 31, 2019, the fund was charged $6,305 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $733,564, Distribution Plan fees $1,290, Shareholder Services Plan fees $1,560, custodian fees $60,011, Chief Compliance Officer fees $6,305 and transfer agency fees $910, which are offset against an expense reimbursement currently in effect in the amount of $269.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2019, amounted to $159,925,207 and $309,393,542, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at March 31, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset

30

derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At March 31, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	6,598	(756,043)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	6,598	(756,043)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	6,598	(756,043)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of March 31, 2019:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
J.P. Morgan Securities	6,598		-	-		6,598

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Citigroup	(67,428)		-	67,428		-
State Street Bank and Trust Company	(688,615)		-	260,000		(428,615)
Total	(756,043)		-	327,428		(428,615)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2019:

Average Market Value ($)
Forward contracts	174,971,599

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At March 31, 2019, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $145,632,246, consisting of $208,221,144 gross unrealized appreciation and $62,588,898 gross unrealized depreciation.

At March 31, 2019, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

32

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 27-28, 2019, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Investment Management (North America) Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. For equity funds: The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

“Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (although ranking in the third quartile, i.e., closer to the respective median than fourth quartile funds, of the Performance Group in most of the periods and in the third quartile of the Performance Universe for half of the periods, but in the third quartile of both the Performance Group and the Performance Median for the one- and two-year periods). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives stated that Dreyfus has contractually agreed, until February 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.82% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

34

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also considered the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board expressed concern about the fund’s performance and agreed to closely monitor performance.

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board concluded that the fees paid to Dreyfus and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

36

NOTES

37

For More Information

Dreyfus/Newton International Equity Fund

200 Park Avenue
New York, NY 10166

Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Investment Management
(North America) Limited

160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: NIEAX Class C: NIECX Class I: SNIEX Class Y: NIEYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2019 MBSC Securities Corporation 6916SA0319

Dreyfus Tax Sensitive Total Return Bond Fund

SEMIANNUAL REPORT March 31, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Tax Sensitive Total Return Bond Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Tax Sensitive Total Return Bond Fund, covering the six-month period from October 1, 2018 through March 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. and many other developed economies continued their pattern of moderate growth during the six months. In October, equity markets experienced a sharp sell-off, stimulated in part by interest-rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indices, while losses deepened in international developed and emerging markets. Global equities continued their general decline throughout the end of the calendar year. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest-rate increases in 2019 helped trigger a rebound across equity markets. In a similar vein, other central banks pledged to continue policies that support economic growth, helping to further ease investor concerns. Talk of a potential trade agreement between the U.S. and China also helped buoy equity markets, which continued their upward trajectory through the end of the period.

Equity volatility and global growth concerns triggered a flight to quality in many areas of the bond market, raising Treasury prices and flattening the yield curve through the end of 2018. Corporate bonds were also affected by growth and leverage concerns, causing reduced liquidity, increased spreads, and falling prices through the end of the calendar year. Bond markets rebounded in January after encouraging comments by the Fed, and many indices continued to experience positive returns throughout February and March.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of change.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation

April 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2018 through March 31, 2019, as provided by Thomas Casey, Daniel Rabasco, and Jeffrey Burger, of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2019, Dreyfus Tax Sensitive Total Return Bond Fund’s Class A shares produced a total return of 3.83%, Class C shares returned 3.44%, Class I shares returned 3.96%, and Class Y shares returned 3.95%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index (the “Index”), provided a total return of 4.06% for the same period.2

Municipal bonds declined during the first half of the reporting period as interest rates rose and the Federal Reserve (the “Fed”) maintained a hawkish stance on monetary policy. But the market rallied in the second half in response to positive supply-and-demand dynamics, and a shift by the Fed to a more dovish stance. The municipal market also benefited as investors grew more concerned about the global economy, resulting in a “flight to quality.” The fund’s performance was hindered by yield curve positioning and asset allocation.

The Fund’s Investment Approach

The fund seeks high after-tax total return. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The fund normally invests at least 65% of its net assets in municipal bonds that provide income exempt from federal personal income tax. The fund may invest up to 35% of its net assets in taxable bonds. The fund invests principally in bonds rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund’s sub-adviser.3 The fund may invest up to 25% of its assets in bonds rated below investment grade.

We seek relative value opportunities among municipal bonds and invest selectively in taxable securities with the potential to enhance after-tax total return and/or reduce volatility. We use a combination of fundamental credit analysis and macroeconomic and quantitative inputs to identify undervalued sectors and securities, and we select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

Supply-Demand Dynamics and a Flight to Quality Drove Municipal Bonds

The municipal bond market experienced weakness early in the reporting period, but a variety of factors contributed to a subsequent rebound, including slowing economic momentum and a relaxing of what had been a hawkish stance by the Fed. A flight to quality driven by concerns about global growth was also advantageous.

Municipal bonds benefited from favorable supply-demand dynamics as well. Fund flows were relatively weak during the first half of the reporting period, but they reversed in the second half as investors realized the implications of the new cap on the federal deductibility of state and local taxes. This resulted in record-breaking inflows to municipal bond mutual funds as investors continued to seek opportunities to generate tax-exempt income. Although new issue supply picked up, it declined substantially from a year earlier, and a large number of bonds matured during the period, resulting in a decline in net supply.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Demand at the longer end of the municipal bond curve was mixed. Insurance companies continued to add marginally to holdings, but banks, which tend to focus on longer bonds, reduced their holdings. Accounting rule changes and the tax-reform legislation of December 2017, which reduced corporate tax rates, have reduced the appeal of tax-exempt bonds for corporate buyers, especially banks.

On balance, however, the municipal bond market outperformed Treasuries. This caused the ratio of municipal yields to Treasury yields to decline across the entire yield curve, reflecting that relative outperformance. The municipal bond curve flattened in the 2- to 10-year range and in the 2- to 30-year range, as investors reached for yield.

Credit spreads widened modestly early in the reporting period due to mutual fund redemptions but tightened subsequently when flows strengthened as investors continued their demand for yield. In the lower-rated segment of the market, tobacco bonds, those backed by certain states’ settlement of litigation with U.S. tobacco companies, were hurt by a proposal by the Food and Drug Administration to ban menthol cigarettes, though valuations improved as the quarter ended. In addition, Puerto Rico bonds benefited from greater clarity regarding fiscal conditions and the restructuring of certain issuing authorities.

Generally, fundamentals in the municipal bond market remained healthy. Steady economic growth has produced solid tax revenues, fiscal balances and “rainy-day” funds, though some of this improvement came from a one-time acceleration of tax payments after tax reform was enacted. Pension funding has also improved in aggregate.

Yield Curve Positioning and Asset Allocation Detracted From Performance

The fund’s performance compared to the Index was hindered by the fund’s exposure to the short end of the curve, which lagged the Index. An underweight to 10-year maturities, which outperformed the Index, also detracted from returns. Asset allocation, in particular the decision to avoid exposure to Illinois general obligation bonds, hurt the fund’s results, as did an overweight to tobacco-backed bonds, which experienced significant volatility and lagged the Index.

On the other hand, the fund’s relative performance was supported by an overweight to revenue bonds, in particular to airport, hospital/health care and prepaid natural gas bonds. The fund’s allocation to A and BBB rated bonds also contributed positively to results as these holdings outperformed the Index by a wide margin. The fund’s longer duration and its exposure to maturities in the 12-year and longer range also proved to be additive to performance.

A Constructive Investment Posture

We remain constructive on the market, given the positive outlook for supply-and-demand dynamics. We are maintaining a longer duration versus the Index as we do not expect interest rates to rise dramatically, and we also continue to emphasize revenue bonds over general obligation bonds, especially in the hospital, airport and prepaid natural gas sectors. Essential service bonds, especially in the water and sewer, utilities, education, transportation and special tax sectors, should provide a diverse revenue stream and also should benefit somewhat from an economic environment of modest growth. We have also maintained a

4

small allocation to high-quality, short-term taxable bonds, and we do not expect this allocation to change given their attractive valuations.

April 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Dividends paid by the fund will be exempt from federal income tax to the extent such dividends are derived from interest paid on principal obligations. The fund also may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation, pursuant to an agreement in effect through February 1, 2020, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: FactSet — The Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index is composed of an equal-weighted composite of the 3-Year, 5-Year, 7-Year, and 10-Year Bloomberg Barclays U.S. Municipal Bond Indices, reflects investments of dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Sensitive Total Return Bond Fund from October 1, 2018 to March 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2019

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.56	$7.35	$2.29	$2.29
Ending value (after expenses)	$1,038.30	$1,034.40	$1,039.60	$1,039.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2019

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.53	$7.29	$2.27	$2.27
Ending value (after expenses)	$1,021.44	$1,017.70	$1,022.69	$1,022.69

† Expenses are equal to the fund’s annualized expense ratio of .70% for Class A, 1.45% for Class C, .45% for Class I and .45% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 31, 2019 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 6.4%
Asset-Backed Certificates - .5%
Carrington Mortgage Loan Trust, Ser. 2006-NC5, Cl. A2, 1 Month LIBOR +.11%	2.60	1/25/2037	215,668	[a]	201,245
Daimler Trucks Retail Trust, Ser. 2018-1, Cl. A3	2.85	7/15/2021	1,240,000	[b]	1,240,596
				1,441,841
Asset-Backed Ctfs./Auto Receivables - 2.6%
Capital Auto Receivables Asset Trust, Ser. 2018-1, Cl. A4	2.93	6/20/2022	1,725,000	[b]	1,731,393
Enterprise Fleet Financing, Ser. 2018-1, Cl. A2	2.87	10/20/2023	1,262,994	[b]	1,264,303
Ford Credit Floorplan Master Owner Trust, Ser. 2018-1, Cl. A1	2.95	5/15/2023	1,495,000		1,504,091
OSCAR US Funding Trust, Ser. 2018-1A, Cl. A3	3.23	5/10/2022	1,465,000	[b]	1,472,121
Santander Retail Auto Lease Trust, Ser. 2018-A, Cl. A3	2.93	5/20/2021	1,520,000	[b]	1,522,377
				7,494,285
Banks - 1.7%
Citigroup, Sr. Unscd. Notes	2.88	7/24/2023	3,000,000		2,983,244
JPMorgan Chase & Co., Sr. Unscd. Notes	3.80	7/23/2024	2,000,000		2,055,513
				5,038,757
Health Care - 1.6%
Dignity Health, Scd. Bonds	2.64	11/1/2019	760,000		759,692
SSM Health Care, Sr. Unscd. Notes, Ser. 2018	3.69	6/1/2023	3,645,000		3,742,958
				4,502,650
Total Bonds and Notes (cost $18,244,095)			18,477,533

Long-Term Municipal Investments - 88.0%
Alabama - .5%
Alabama Public School and College Authority, Capital Improvement Revenue Bonds, Refunding, Ser. B	5.00	1/1/2026	1,250,000		1,454,950

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 88.0% (continued)
Arizona - .8%
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School Ltd.)	4.80	7/1/2028	1,600,000	[b]	1,661,648
Phoenix Industrial Development Authority, Education Facility Revenue Bonds, Refunding (Legacy Traditional Schools Projects)	3.00	7/1/2020	255,000	[b]	253,786
Phoenix Industrial Development Authority, Student Housing Revenue Bonds, Refunding (Arizona University Project)	5.00	7/1/2028	250,000		294,978
				2,210,412
Arkansas - .7%
Arkansas Development Finance Authority, HR, Refunding (Washington Regional Medical Center) Ser. B	5.00	2/1/2025	1,835,000		2,127,609
California - 6.6%
California, GO (Build America Bond)	6.65	3/1/2022	2,290,000		2,520,763
California, GO, Refunding (Various Purpose)	4.00	8/1/2029	4,005,000		4,383,352
California, GO, Refunding (Various Purpose)	5.00	4/1/2030	1,000,000		1,259,230
California Infrastructure & Economic Development Bank, Revenue Bonds, Refunding (California Academy of Sciences Project) Ser. B, 1 Month LIBOR*.7 +.38%	2.12	8/1/2047	2,100,000	[a]	2,100,546
California State Public Works Board, LR (Judicial Council of California) (New Stockton Courthouse) Ser. B	5.00	10/1/2026	1,000,000		1,166,640
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center) Ser. A	5.00	12/1/2031	525,000	[b]	583,816
Golden State Tobacco Securitization Corporation, Revenue Bonds, Refunding (Tobacco Settlement) Ser. A-1	5.00	6/1/2023	1,000,000		1,115,440
Jurupa Public Financing Authority, Special Tax Revenue Bonds, Refunding, Ser. A	5.00	9/1/2029	1,060,000		1,219,774

8

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 88.0% (continued)
California - 6.6% (continued)
Los Angeles Community Facilities District Number 4, Special Tax Revenue Bonds, Refunding (Playa Vista-Phase 1)	5.00	9/1/2028	1,000,000	1,153,520
Los Angeles Department of Airports, Subordinate Revenue Bonds (Los Angeles International Airport) Ser. B	5.00	5/15/2027	1,000,000	1,198,200
Stockton Public Financing Authority, Water Revenue Bonds (Build America Bonds-Delta Water Supply Project) Ser. B	7.94	10/1/2019	2,250,000	[c] 2,309,602
				19,010,883
Colorado - 2.6%
Adams & Arapahoe Joint School District 28J Aurora, GO, Refunding	5.00	12/1/2027	2,500,000	2,783,575
Colorado Health Facilities Authority, HR (Adventist Health System/Sunbelt Obligated Group)	5.00	11/15/2036	1,000,000	[d] 1,205,720
Denver City & County Airport, Airport System Subordinate Revenue Bonds, Ser. A	5.00	11/15/2022	720,000	798,062
Denver City & County School District No 1, COP, Ser. B	5.00	12/1/2030	1,000,000	1,057,780
Denver Convention Center Hotel Authority, Convention Center Hotel Senior Revenue Bonds, Refunding	5.00	12/1/2031	1,490,000	1,683,119
				7,528,256
Connecticut - 1.9%
Connecticut, GO, Ser. A	5.00	10/15/2025	2,000,000	2,248,300
Connecticut, Special Tax Obligation Revenue Bonds (Transportation Infrastructure Purposes) Ser. A	5.00	8/1/2026	1,840,000	2,130,094
Connecticut, Special Tax Obligation Revenue Bonds (Transportation Infrastructure Purposes) Ser. A	5.00	9/1/2033	1,000,000	1,106,660
				5,485,054
District of Columbia - 2.2%
District of Columbia, Revenue Bonds (Ingleside Rock Creek Project) Ser. B	3.88	7/1/2024	1,750,000	1,751,242

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 88.0% (continued)
District of Columbia - 2.2% (continued)
District of Columbia, University Revenue Bonds, Refunding (Georgetown University Issue)	5.00	4/1/2032	1,000,000	1,180,780
Metropolitan Washington Airports Authority, Airport System Revenue Bonds, Refunding, Ser. A	5.00	10/1/2024	1,000,000	1,136,060
Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding, Ser. 2018 A	5.00	10/1/2022	2,000,000	2,217,860
				6,285,942
Florida - 6.7%
Atlantic Beach City, Revenue Bonds (Fleet Landing Project) Ser. B-2	3.00	11/15/2023	1,250,000	1,256,575
Broward County, Airport System Revenue Bonds	5.00	10/1/2024	1,250,000	1,443,425
Florida Higher Educational Facilities Financing Authority, Educational Facilities Revenue Bonds, Refunding (Nova Southeastern University Project)	5.00	4/1/2026	1,500,000	1,768,200
Jacksonville, Special Revenue Bonds, Refunding	5.00	10/1/2027	1,000,000	1,154,180
Lee County, Solid Waste Systems Revenue Bonds, Refunding	5.00	10/1/2025	3,045,000	3,470,843
Lee County, Transportation Facilities Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/2025	1,000,000	1,162,660
Miami Beach Redevelopment Agency, Tax Increment Revenue Bonds, Refunding (City Center/Historic Convention Village)	5.00	2/1/2033	1,500,000	1,693,560
Miami-Dade County, Aviation Revenue Bonds (Miami International Airport) Ser. A	5.25	10/1/2023	1,000,000	1,057,070
Miami-Dade County, Seaport Revenue Bonds, Ser. A	5.00	10/1/2022	2,000,000	2,195,740
Miami-Dade County School Board, COP, Refunding, Ser. B	5.00	5/1/2026	1,500,000	1,750,410
Palm Beach County, Public Improvement Revenue Bonds, Refunding	5.00	5/1/2023	1,000,000	1,133,880

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 88.0% (continued)
Florida - 6.7% (continued)
Tampa, Capital Improvement Cigarette Tax Allocation Revenue Bonds (H. Lee Moffitt Cancer Center Project)	5.00	9/1/2023	500,000	552,700
Village Community Development District Number 7, Special Assessment Revenue Bonds, Refunding	3.00	5/1/2020	585,000	590,084
				19,229,327
Georgia - 3.6%
Atlanta, Airport General Revenue Bonds, Refunding, Ser. B	5.00	1/1/2022	1,000,000	1,058,360
Atlanta Development Authority, Revenue Bonds (Georgia Proton Treatment Center Project) Ser. A-1	6.75	1/1/2035	1,855,000	1,878,039
Atlanta Development Authority, Senior Lien Revenue Bonds (New Downtown Atlanta Stadium Project) Ser. A-1	5.00	7/1/2029	1,000,000	1,174,150
Fulton County Development Authority, Hospital Revenue Bonds (Wellstar Health Systems) Ser. A	5.00	4/1/2036	1,775,000	2,027,476
Main Street Natural Gas Incorporated, Gas Supply Revenue Bonds, Ser. B, 1 Month LIBOR*.67 +.75%	2.42	4/1/2048	2,000,000	[a] 1,985,420
Municipal Electric Authority of Georgia, Project One Subordinated Revenue Bonds, Ser. A	5.00	1/1/2021	2,085,000	2,192,190
				10,315,635
Hawaii - .8%
Hawaii Airports System, Revenue Bonds, Ser. 2018 A	5.00	7/1/2028	1,000,000	1,226,550
Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Refunding (Hawaiian Electric Company)	4.00	3/1/2037	1,090,000	1,112,225
				2,338,775
Illinois - 8.9%
Chicago, Second Lien Water Revenue Bonds	5.00	11/1/2026	1,000,000	1,123,090
Chicago, Waterworks Revenue Bonds, Refunding, Ser. 2017-2	5.00	11/1/2020	1,500,000	1,570,845
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	12/1/2030	1,500,000	1,752,810

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 88.0% (continued)
Illinois - 8.9% (continued)
Chicago Metropolitan Water Reclamation District, GO, Refunding, Ser. A	5.00	12/1/2031	1,000,000		1,166,160
Chicago Metropolitan Water Reclamation District, GO, Refunding, Ser. A	5.00	12/1/2027	1,000,000		1,191,060
Chicago O'Hare International Airport, Customer Facility Charge Senior Lien Revenue Bonds (Chicago O'Hare International Airport)	5.25	1/1/2024	1,500,000		1,696,635
Chicago O'Hare International Airport, General Airport Senior Lien Revenue Bonds Refunding (Chicago O'Hare International Airport) Ser. B	5.00	1/1/2035	750,000		856,268
Chicago Park District, Limited Tax GO Refunding, Ser. B	5.00	1/1/2028	2,500,000		2,730,000
Chicago Wastewater Transmission, Revenue Bonds, Refunding, Ser. 2008 C	5.00	1/1/2026	2,000,000		2,263,220
Cook County, Sales Tax Revenue Bonds, Refunding	5.00	11/15/2035	1,000,000		1,154,210
Illinois Finance Authority, Revenue Bonds, Refunding (Rosalind Franklin University of Medicine & Science)	5.00	8/1/2035	1,100,000		1,228,777
Illinois Finance Authority, Revenue Bonds, Refunding (Rush University Medical Center Obligated Group) Ser. A	5.00	11/15/2026	1,000,000		1,162,830
Illinois State Toll Highway Authority, Toll Highway Senior Revenue Bonds, Ser. B	5.00	1/1/2031	1,000,000		1,161,920
Illinois State Toll Highway Authority, Toll Highway Senior Revenue Bonds, Ser. B	5.00	1/1/2027	1,000,000		1,183,890
Metropolitan Pier and Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project) Ser. B	5.00	12/15/2028	2,035,000		2,140,067
South Western Development Authority, Health Facility Revenue Bonds (Memorial Group)	7.13	11/1/2023	1,500,000	[c]	1,855,620
University of Illinois, Revenue Bonds, Refunding (Auxiliary Facilities System) Ser. C	5.00	4/1/2025	1,450,000		1,546,947
				25,784,349

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 88.0% (continued)
Indiana - .5%
Whiting Environmental Facilities, Revenue Bonds (BP Products North America Inc. Project)	5.00	11/1/2047	1,250,000	[d] 1,427,450
Iowa - .6%
Iowa Finance Authority, Revenue Bonds, Refunding	3.13	12/1/2022	1,665,000	1,675,956
Kansas - .5%
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Project) Series 2018 B	4.00	11/15/2025	1,375,000	1,407,904
Kentucky - 2.2%
Kentucky Public Energy Authority, Gas Supply Revenue Bonds, Ser. A	4.00	4/1/2048	2,500,000	[d] 2,685,375
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2049	3,500,000	[d] 3,804,990
				6,490,365
Louisiana - .8%
Louisiana, State Highway Improvement Revenue Bonds, Ser. A	5.00	6/15/2025	1,000,000	1,154,670
Tobacco Settlement Financing Corporation of Louisiana, Tobacco Settlement Asset-Backed Bonds, Refunding, Ser. A	5.00	5/15/2020	1,000,000	1,032,690
				2,187,360
Maryland - 1.0%
Baltimore, Revenue Bonds, Refunding (Convention Center Hotel Project)	5.00	9/1/2036	1,000,000	1,122,170
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Maryland Medical System Issue) Ser. B	5.00	7/1/2032	1,500,000	1,761,465
				2,883,635
Massachusetts - .8%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2028	1,335,000	1,576,862
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2021	800,000	854,888
				2,431,750

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 88.0% (continued)
Michigan - 2.3%
Great Lakes Water Authority, Water Supply System Second Lien Revenue Bonds, Refunding, Ser. D	5.00	7/1/2025	1,105,000	1,303,591
Michigan Finance Authority, HR, Refunding (Beaumont Health Credit Group)	5.00	8/1/2025	1,000,000	1,155,710
Michigan Finance Authority, Local Government Loan Program Revenue Bonds (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/2030	1,000,000	1,130,990
Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Refunding (School District of the City of Detroit State Qualified Unlimited Tax GO Local Project Bonds) Ser. A	5.00	5/1/2020	1,125,000	1,163,093
Michigan Strategic Fund, Revenue Bonds (AMT-I-75 Improvement Project)	5.00	12/31/2032	1,700,000	2,000,033
				6,753,417
Minnesota - 1.1%
Minneapolis and Saint Paul Housing and Redevelopment Authority, Health Care System Revenue Bonds (Allina Health System) (LOC; JPMorgan Chase Bank) Ser. B-2	1.50	11/15/2035	750,000	[e] 750,000
Saint Paul Housing and Redevelopment Authority, Hospital Facility Revenue Bonds, Refunding (HealthEast Care System Project) (Escrowed To Maturity)	5.00	11/15/2021	1,000,000	1,086,060
Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Ser. A	5.00	1/1/2029	1,120,000	1,270,640
				3,106,700
Missouri - 2.4%
Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Refunding (Branson Landing Project) Ser. A	5.00	6/1/2028	1,000,000	1,114,060
Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Refunding (Branson Landing Project) Ser. A	5.00	6/1/2023	1,000,000	1,120,070

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 88.0% (continued)
Missouri - 2.4% (continued)
Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Refunding (Saint Luke's Health System, Inc.)	5.00	11/15/2027	1,000,000	1,183,770
Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Refunding (Prairie State Project) Ser. A	5.00	12/1/2029	3,120,000	3,623,194
				7,041,094
Nebraska - .4%
Nebraska Public Power District, General Revenue Bonds, Refunding, Ser. A-1	5.00	1/1/2030	1,000,000	1,155,830
New Jersey - 5.2%
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.00	6/15/2021	2,000,000	2,120,780
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds, Refunding, Ser. XX	5.00	6/15/2026	1,845,000	2,063,430
New Jersey Economic Development Authority, Special Facility Revenue Bonds, Refunding (Port Newark Container Terminal LLC Project)	5.00	10/1/2023	1,000,000	1,106,420
New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Refunding (New Jersey - American Water Company, Inc. Project) Ser. C	5.10	6/1/2023	1,000,000	1,031,930
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Inspira Health Obligated Group)	5.00	7/1/2035	1,850,000	2,141,671
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Virtua Health Issue)	5.00	7/1/2025	1,000,000	1,146,700
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Revenue Bonds, Refunding, Ser. 2015-1A	5.00	12/1/2024	1,000,000	1,145,350
New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Refunding, Ser. B	5.00	12/1/2022	1,600,000	1,764,112

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 88.0% (continued)
New Jersey - 5.2% (continued)
New Jersey Tobacco Settlement Financing Corporation, Revenue Bonds, Refunding, Ser. B	3.20	6/1/2027	2,500,000		2,578,300
				15,098,693
New York - 10.0%
Metropolitan Transportation Authority, Transportation Revenue Bonds, Refunding, Ser. B	5.00	11/15/2027	2,380,000		2,849,288
Nassau County, GO (General Improvement) Ser. B	5.00	10/1/2021	2,000,000		2,163,120
New York City, GO, Ser. 1-I	5.00	3/1/2025	1,000,000		1,155,900
New York City, GO, Ser. D-2	3.86	12/1/2028	2,000,000		2,097,460
New York City Housing Development Corporation, Revenue Bonds, Ser. B-2	5.00	7/1/2026	2,000,000		2,234,200
New York City Transitional Finance Authority, Revenue Bonds, Ser. E-2	2.63	2/1/2023	1,000,000		997,030
New York State Dormitory Authority, Revenue Bonds, Refunding (Orange Regional Medical Center Obligated Group)	5.00	12/1/2027	800,000	[b]	942,992
New York State Urban Development Corporation, Personal Income Tax Revenue Bonds, Ser. E	5.00	3/15/2031	1,000,000		1,114,870
New York State Urban Development Corporation, Revenue Bonds, Refunding, Ser. B	2.67	3/15/2023	1,000,000		1,003,070
New York Transportation Development Corporation, Special Facility Revenue Bonds (Delta Air Lines-Laguardia Airport Terminals)	5.00	1/1/2024	2,500,000		2,804,900
New York Transportation Development Corporation, Special Facility Revenue Bonds, Refunding (American Airlines, Inc. John F. Kennedy International Airport Project)	5.00	8/1/2021	1,350,000		1,425,627
Niagara Area Development Corporation, Solid Disposal Facility Revenue Bonds, Refunding (Covanta Holding Project) Ser. B	3.50	11/1/2024	1,250,000	[b]	1,278,225

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 88.0% (continued)
New York - 10.0% (continued)
Port Authority of New York and New Jersey, (Consolidated Bonds, 185th Series)	5.00	9/1/2030	1,000,000		1,134,650
Triborough Bridge and Tunnel Authority, General Revenue Bonds (MTA Bridges and Tunnels), Ser. 2003 B-2, 1 Month LIBOR*.67 +.35%	2.02	1/3/2033	3,500,000	[a]	3,501,225
Triborough Bridge and Tunnel Authority, General Revenue Bonds, Refunding (MTA Bridges and Tunnels) Ser. B	5.00	11/15/2024	150,000		168,165
TSASC Inc., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	2,000,000		2,287,660
TSASC Inc., Subordinate Tobacco Settlement Revenue Bonds, Refunding, Ser. B	5.00	6/1/2022	1,500,000		1,590,315
				28,748,697
North Carolina - .7%
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds, Refunding (Pennybryn at Maryfield)	5.00	10/1/2019	1,875,000		1,899,975
Pennsylvania - 5.5%
Commonwealth Financing Authority, Tobacco Master Settlement Payment Revenue Bonds	5.00	6/1/2028	1,000,000		1,211,550
Delaware Valley Regional Finance Authority, Revenue Bonds (Insured; CNTY Gtd.) Ser. C, MUNIPSA +.53%	2.03	9/1/2048	2,500,000	[a]	2,501,075
Montgomery County Industrial Development Authority, Retirement Community Revenue Bonds, Refunding (Adult Communities Total Services, Inc. Retirement - Life Communities, Inc. Obligated Group)	5.00	11/15/2036	2,570,000		2,861,978
Pennsylvania Housing Finance Agency, Revenue Bonds (Single-Family Housing) Ser. 114A	3.35	10/1/2026	1,500,000		1,524,150
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2033	2,000,000		2,329,480
Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Ser. B	5.00	12/1/2029	1,000,000		1,166,690

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 88.0% (continued)
Pennsylvania - 5.5% (continued)
Philadelphia, Gas Works Revenue Bonds, Refunding	5.00	8/1/2021	1,000,000	1,072,250
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2027	1,500,000	1,800,600
Philadelphia School District, GO, Refunding, Ser. C	5.00	9/1/2021	1,500,000	1,559,820
				16,027,593
Rhode Island - .9%
Rhode Island Student Loan Authority, Revenue Bonds, Ser. A	5.00	12/1/2025	1,250,000	1,452,588
Tobacco Settlement Financing Corporation of Rhode Island, Tobacco Settlement Asset-Backed Bonds, Refunding, Ser. A	5.00	6/1/2026	1,000,000	1,120,110
				2,572,698
South Carolina - .4%
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper) Ser. C	5.00	12/1/2021	1,000,000	1,078,880
Tennessee - 1.6%
Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Ser. A	5.25	9/1/2026	1,120,000	1,307,118
Tennessee Energy Acquisition Corporation, Gas Revenue Bonds	4.00	11/1/2049	1,750,000	[d] 1,889,247
Tennessee Energy Acquisition Corporation, Revenue Bonds (Gas Revenue Bonds Project) Ser. A	4.00	5/1/2048	1,250,000	[d] 1,322,600
				4,518,965
Texas - 10.8%
Arlington Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program) Ser. A	5.00	2/15/2027	1,400,000	1,569,400
Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Refunding	5.00	1/1/2027	1,250,000	1,465,250
Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Ser. A	5.00	1/1/2031	1,175,000	1,342,649

18

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 88.0% (continued)
Texas - 10.8% (continued)
Clifton Higher Education Finance Corporation, Revenue Bonds (International Leadership) Ser. D	5.75	8/15/2033	3,500,000		3,725,785
Corpus Christi, Utility System Junior Lien Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	7/15/2023	1,725,000		1,908,505
Dallas, GO, Refunding	5.00	2/15/2030	1,000,000		1,130,150
Dallas, GO, Refunding, Ser. A	5.00	2/15/2026	1,000,000		1,118,220
Grand Parkway Transportation Corporation, BAN	5.00	2/1/2023	3,000,000		3,347,760
Harris County-Houston Sports Authority, Senior Lien Revenue Bonds, Refunding, Ser. A	5.00	11/15/2029	750,000		854,700
Houston, Airport System Special Facilities Revenue Bonds, Refunding (United Airlines, Inc. Terminal E Project)	4.75	7/1/2024	1,000,000		1,082,460
Houston, Combined Utility System First Lien Revenue Bonds, Refunding, MUNIPSA +.90%	2.40	5/15/2034	2,000,000	[a]	2,005,740
Love Field Airport Modernization Corporation, General Airport Revenue Bonds	5.00	11/1/2026	1,000,000		1,191,830
Love Field Airport Modernization Corporation, General Airport Revenue Bonds	5.00	11/1/2027	1,850,000		2,163,593
Lower Colorado River Authority, Revenue Bonds, Refunding	5.00	5/15/2026	1,000,000		1,205,160
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	1,000,000	[b]	1,040,140
North Texas Tollway Authority, First Tier System Revenue Bonds, Refunding, Ser. A	5.00	1/1/2022	1,000,000		1,091,060
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2024	1,500,000		1,673,205
North Texas Tollway Authority, Second Tier System Revenue Bonds, Refunding, Ser. A	5.00	1/1/2021	2,000,000		2,116,300

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 88.0% (continued)
Texas - 10.8% (continued)
Sam Rayburn Municipal Power Agency, Power Supply System Revenue Bonds, Refunding	5.00	10/1/2020	1,210,000	1,261,449
				31,293,356
U.S. Related - .6%
Puerto Rico Highway & Transportation Authority, Highway Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corporation) Ser. CC	5.25	7/1/2036	1,600,000	1,782,768
Utah - .6%
Utah Transit Authority, Subordinated Sales Tax Revenue Bonds, Refunding, Ser. A	5.00	6/15/2035	1,500,000	1,704,975
Virginia - .7%
Virginia College Building Authority, Educational Facilities Revenue Bonds, Refunding (Marymount University Project) Ser. A	5.00	7/1/2019	425,000	[b] 427,448
Virginia Small Business Financing Authority, Revenue Bonds (AMT-Senior Lien-95 Express Lanes)	5.00	7/1/2034	1,400,000	1,486,030
				1,913,478
Washington - 2.3%
King County Public Hospital District Number 1, Limited Tax GO, Refunding (Valley Medical Center)	5.00	12/1/2025	2,500,000	2,934,850
Port of Seattle, Intermediate Lien Revenue Bonds, Ser. C	5.00	4/1/2025	3,340,000	3,845,977
				6,780,827
Wisconsin - .8%
Wisconsin Health and Educational Facilities Authority, Health Facilities Revenue Bonds (UnityPoint Health) Ser. A	5.00	12/1/2023	1,000,000	1,139,580

20

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 88.0% (continued)
Wisconsin - .8% (continued)
Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Refunding (ProHealth Care, Inc. Obligated Group)	5.00	8/15/2033	1,000,000	1,117,640
				2,257,220
Total Long-Term Municipal Investments (cost $246,884,129)			254,010,778
Total Investments (cost $265,128,224)			94.4%	272,488,311
Cash and Receivables (Net)			5.6%	16,250,051
Net Assets			100.0%	288,738,362

a Variable rate security—rate shown is the interest rate in effect at period end.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, these securities were valued at $13,418,845 or 4.65% of net assets.

c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

e Auction Rate Security—interest rate is reset periodically under an auction process that is conducted by an auction agent. Rate shown is the interest rate in effect at period end.

21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Transportation	20.3
General Obligation	16.8
Education	8.0
Utilities	7.2
Special Tax	6.7
Medical	6.7
Nursing Homes	3.6
Tobacco Settlement	3.4
Development	3.3
Asset-Backed	3.1
Water	2.9
Facilities	2.2
School District	2.1
Banks	1.7
Pollution	1.6
Health Care Services	1.6
Prerefunded	1.4
Multifamily Housing	.8
Single Family Housing	.5
Airport	.4
Housing	.1
94.4

† Based on net assets.

See notes to financial statements.

22

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
EURIBOR	Euro Interbank Offered Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LIBOR	London Interbank Offered Rate	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PUTTERS	Puttable Tax-Exempt Receipts	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RIB	Residual Interest Bonds	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFRRATE	Secured Overnight Financing Rate
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

23

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	265,128,224	272,488,311
Cash		3,871,779
Receivable for shares of Beneficial Interest subscribed		12,903,640
Interest receivable		3,299,409
Prepaid expenses		48,333
		292,611,472
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		96,754
Payable for investment securities purchased		3,116,825
Payable for shares of Beneficial Interest redeemed		603,587
Accrued expenses		55,944
		3,873,110
Net Assets ($)		288,738,362
Composition of Net Assets ($):
Paid-in capital		280,868,255
Total distributable earnings (loss)		7,870,107
Net Assets ($)		288,738,362

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	7,405,674	188,191	280,867,174	277,323
Shares Outstanding	321,355	8,164	12,179,168	12,026
Net Asset Value Per Share ($)	23.05	23.05	23.06	23.06

See notes to financial statements.

24

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2019 (Unaudited)

Investment Income ($):
Interest Income	3,935,922
Expenses:
Investment advisory fee—Note 3(a)	534,515
Administration fee—Note 3(a)	80,177
Registration fees	35,791
Professional fees	35,279
Shareholder servicing costs—Note 3(c)	16,516
Trustees’ fees and expenses—Note 3(d)	7,978
Prospectus and shareholders’ reports	7,149
Loan commitment fees—Note 2	3,394
Distribution fees—Note 3(b)	695
Custodian fees—Note 3(c)	621
Miscellaneous	33,569
Total Expenses	755,684
Less—reduction in expenses due to undertaking—Note 3(a)	(137,396)
Less—reduction in fees due to earnings credits—Note 3(c)	(621)
Net Expenses	617,667
Investment Income—Net	3,318,255
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	573,353
Net unrealized appreciation (depreciation) on investments	6,500,501
Net Realized and Unrealized Gain (Loss) on Investments	7,073,854
Net Increase in Net Assets Resulting from Operations	10,392,109

See notes to financial statements.

25

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Operations ($):
Investment income—net	3,318,255	6,729,669
Net realized gain (loss) on investments	573,353	64,256
Net unrealized appreciation (depreciation) on investments	6,500,501	(7,124,581)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,392,109	(330,656)
Distributions ($):
Distributions to shareholders:
Class A	(83,747)	(305,172)
Class C	(1,473)	(3,666)
Class I	(3,356,822)	(6,658,117)
Class Y	(5,527)	(125,833)
Total Distributions	(3,447,569)	(7,092,788)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	1,426,244	4,216,581
Class C	-	14,985
Class I	38,143,231	68,733,879
Class Y	-	69,525
Distributions reinvested:
Class A	82,219	301,316
Class C	1,394	3,652
Class I	3,173,715	6,253,305
Class Y	5,514	125,808
Cost of shares redeemed:
Class A	(762,041)	(14,331,929)
Class C	(9,263)	(406,643)
Class I	(30,022,847)	(54,282,979)
Class Y	(245,000)	(6,525,437)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	11,793,166	4,172,063
Total Increase (Decrease) in Net Assets	18,737,706	(3,251,381)
Net Assets ($):
Beginning of Period	270,000,656	273,252,037
End of Period	288,738,362	270,000,656

26

	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Capital Share Transactions (Shares):
Class A
Shares sold	63,451	185,409
Shares issued for distributions reinvested	3,629	13,265
Shares redeemed	(33,766)	(635,652)
Net Increase (Decrease) in Shares Outstanding	33,314	(436,978)
Class C
Shares sold	-	664
Shares issued for distributions reinvested	62	160
Shares redeemed	(413)	(17,669)
Net Increase (Decrease) in Shares Outstanding	(351)	(16,845)
Class I
Shares sold	1,672,503	3,016,686
Shares issued for distributions reinvested	140,035	275,544
Shares redeemed	(1,327,573)	(2,392,108)
Net Increase (Decrease) in Shares Outstanding	484,965	900,122
Class Y
Shares sold	-	3,040
Shares issued for distributions reinvested	244	5,532
Shares redeemed	(10,771)	(288,685)
Net Increase (Decrease) in Shares Outstanding	(10,527)	(280,113)

See notes to financial statements.

27

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2019	Year Ended September 30,
Class A Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	22.46	23.05	23.43	23.00	23.15	22.56
Investment Operations:
Investment income—net[a]	.26	.49	.48	.49	.52	.49
Net realized and unrealized gain (loss) on investments	.60	(.57)	(.35)	.51	.02	.59
Total from Investment Operations	.86	(.08)	.13	1.00	.54	1.08
Distributions:
Dividends from Investment income—net	(.26)	(.48)	(.47)	(.48)	(.51)	(.49)
Dividends from net realized gain on investments	(.01)	(.03)	(.04)	(.09)	(.18)	—
Total Distributions	(.27)	(.51)	(.51)	(.57)	(.69)	(.49)
Net asset value, end of period	23.05	22.46	23.05	23.43	23.00	23.15
Total Return (%)[b]	3.83[c]	(.36)	.59	4.40	2.38	4.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88[d]	.85	.85	.88	.89	.95
Ratio of net expenses to average net assets	.70[d]	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	2.24[d]	2.10	2.08	2.07	2.24	2.15
Portfolio Turnover Rate	14.58[c]	31.75	20.30	29.16	29.93	26.01
Net Assets, end of period ($ x 1,000)	7,406	6,469	16,714	5,551	6,319	6,173

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

28

Six Months Ended
March 31, 2019		Year Ended September 30,
Class C Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	22.47	23.06	23.43	23.00	23.16	22.57
Investment Operations:
Investment income—net[a]	.17	.29	.30	.31	.35	.32
Net realized and unrealized gain (loss) on investments	.59	(.54)	(.33)	.51	.01	.59
Total from Investment Operations	.76	(.25)	(.03)	.82	.36	.91
Distributions:
Dividends from investment income—net	(.17)	(.31)	(.30)	(.30)	(.34)	(.32)
Dividends from net realized gain on investments	(.01)	(.03)	(.04)	(.09)	(.18)	—
Total Distributions	(.18)	(.34)	(.34)	(.39)	(.52)	(.32)
Net asset value, end of period	23.05	22.47	23.06	23.43	23.00	23.16
Total Return (%)[b]	3.44[c]	(1.12)	(.11)	3.62	1.58	4.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.00[d]	1.84	1.64	1.70	1.69	1.75
Ratio of net expenses to average net assets	1.45[d]	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets	1.50[d]	1.33	1.34	1.32	1.49	1.40
Portfolio Turnover Rate	14.58[c]	31.75	20.30	29.16	29.93	26.01
Net Assets, end of period ($ x 1,000)	188	191	585	754	744	1,001

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2019		Year Ended September 30,
Class I Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	22.48	23.07	23.44	23.01	23.16	22.57
Investment Operations:
Investment income—net[a]	.28	.54	.53	.54	.57	.55
Net realized and unrealized gain (loss) on investments	.59	(.56)	(.33)	.51	.03	.59
Total from Investment Operations	.87	(.02)	.20	1.05	.60	1.14
Distributions:
Dividends from Investment income—net	(.28)	(.54)	(.53)	(.53)	(.57)	(.55)
Dividends from net realized gain on investments	(.01)	(.03)	(.04)	(.09)	(.18)	—
Total Distributions	(.29)	(.57)	(.57)	(.62)	(.75)	(.55)
Net asset value, end of period	23.06	22.48	23.07	23.44	23.01	23.16
Total Return (%)	3.96[b]	(.10)	.84	4.65	2.63	5.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[c]	.55	.56	.57	.58	.68
Ratio of net expenses to average net assets	.45[c]	.45	.45	.45	.45	.45
Ratio of net investment income to average net assets	2.49[c]	2.36	2.33	2.32	2.48	2.40
Portfolio Turnover Rate	14.58[b]	31.75	20.30	29.16	29.93	26.01
Net Assets, end of period ($ x 1,000)	280,867	262,833	248,973	217,617	191,558	145,493

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

30

Six Months Ended
March 31, 2019		Year Ended September 30,
Class Y Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	22.48	23.06	23.43	23.00	23.16	22.57
Investment Operations:
Investment income—net[a]	.28	.54	.54	.54	.57	.47
Net realized and unrealized gain (loss) on investments	.59	(.55)	(.34)	.51	.02	.68
Total from Investment Operations	.87	(.01)	.20	1.05	.59	1.15
Distributions:
Dividends from Investment income—net	(.28)	(.54)	(.53)	(.53)	(.57)	(.56)
Dividends from net realized gain on investments	(.01)	(.03)	(.04)	(.09)	(.18)	—
Total Distributions	(.29)	(.57)	(.57)	(.62)	(.75)	(.56)
Net asset value, end of period	23.06	22.48	23.06	23.43	23.00	23.16
Total Return (%)	3.95[b]	(.11)	.88	4.66	2.59	5.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57[c]	.56	.55	.57	.59	.66
Ratio of net expenses to average net assets	.45[c]	.45	.45	.45	.45	.45
Ratio of net investment income to average net assets	2.49[c]	2.35	2.33	2.32	2.48	2.40
Portfolio Turnover Rate	14.58[b]	31.75	20.30	29.16	29.93	26.01
Net Assets, end of period ($ x 1,000)	277	507	6,980	995	970	1,026

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

31

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Sensitive Total Return Bond Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek a high after-tax total return. The Dreyfus Corporation (the “Adviser” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective January 2, 2019, BNY Mellon Asset Management North America Corporation was renamed Mellon Investments Corporation (the “Sub adviser”). Mellon Investments Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and

32

realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

34

The following is a summary of the inputs used as of March 31, 2019 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	8,936,126	—	8,936,126
Corporate Bonds†	—	9,541,407	—	9,541,407
Municipal Bonds†	—	254,010,778	—	254,010,778

† See Statement of Investments for additional detailed categorizations.

At March 31, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2018 was as follows: tax-exempt income $6,439,401, ordinary income $342,251 and long-term capital gains $311,136. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit

36

facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to the Dreyfus Floating Rate Income Fund, a series of The Dreyfus/Laurel Funds, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the fund has agreed to pay an investment advisory fee at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2017 through February 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $137,396 during the year ended March 31, 2019.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub adviser, the Sub adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net asset. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’ ultimate parent company, BNY Mellon, without obtaining shareholder

37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $80,177 during the period ended March 31, 2019.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2019, Class C shares were charged $695 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as

38

answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2019, Class A and Class C shares were charged $8,956 and $232, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2019, the fund was charged $2,889 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2019, the fund was charged $621 pursuant to the custody agreement. These fees were offset by earnings credits of $621.

During the period ended March 31, 2019, the fund was charged $6,305 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $93,581, administration fees $12,981, Distribution Plan fees $119, Shareholder Services Plan fees $1,600, Chief Compliance Officer fees

39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$6,305 and transfer agency fees $705, which are offset against an expense reimbursement currently in effect in the amount of $18,537.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended March 31, 2019, amounted to $39,883,846 and $38,765,977, respectively.

At March 31, 2019, accumulated net unrealized appreciation on investments was $7,360,087, consisting of $7,550,401 gross unrealized appreciation and $190,314 gross unrealized depreciation.

At March 31, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

40

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 27-28, 2019, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (collectively, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select

41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance for Class A shares was above the Performance Group median for the various periods, except the five-year period when it was below median, and above the Performance Universe median for the two- and three-year periods (but below the Performance Universe median for the one-, four-, and five-year periods), and the fund’s total return performance for Class I shares was above the Performance Group and Performance Universe medians for the various periods (highest performance in the Performance Group in the one-year period). The Board also considered that the fund’s yield performance for Class A shares was below the Performance Group and Performance Universe medians for nine of the nine one-year periods ended December 31th (generally ranking in the third quartile, i.e., closer to the respective median than fourth quartile funds) and the fund’s yield performance for Class I shares was at or above the Performance Group median for ten of the ten one-year periods and at or above the Performance Universe median for five of the ten one-year periods ended December 31th. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons for Class A shares. The Board considered that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group median and Expense Universe medians (total expenses were the lowest in the Expense Group).

Dreyfus representatives stated that Dreyfus has contractually agreed, until February 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.45% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

42

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also considered the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

44

NOTES

45

For More Information

Dreyfus Tax Sensitive Total Return Bond Fund

200 Park Avenue
New York, NY 10166

Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Mellon Investments Corporation
North America Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DSDAX Class C: DSDCX Class I: SDITX Class Y: SDYTX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2019 MBSC Securities Corporation 6935SA0319

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

SEMIANNUAL REPORT March 31, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small/Mid Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/The Boston Company Small/Mid Cap Growth Fund, covering the six-month period from October 1, 2018 through March 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. and many other developed economies continued their pattern of moderate growth during the six months. In October, equity markets experienced a sharp sell-off, stimulated in part by interest-rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indices, while losses deepened in international developed and emerging markets. Global equities continued their general decline throughout the end of the calendar year. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest-rate increases in 2019 helped trigger a rebound across equity markets. In a similar vein, other central banks pledged to continue policies that support economic growth, helping to further ease investor concerns. Talk of a potential trade agreement between the U.S. and China also helped buoy equity markets, which continued their upward trajectory through the end of the period.

Equity volatility and global growth concerns triggered a flight to quality in many areas of the bond market, raising Treasury prices and flattening the yield curve through the end of 2018. Corporate bonds were also affected by growth and leverage concerns, causing reduced liquidity, increased spreads, and falling prices through the end of the calendar year. Bond markets rebounded in January after encouraging comments by the Fed, and many indices continued to experience positive returns throughout February and March.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of change.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation

April 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2018 through March 31, 2019, as provided by John R. Porter, Todd W. Wakefield, CFA, and Robert C. Zeuthen, CFA, of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2019, Dreyfus/The Boston Company Small/Mid Cap Growth Fund’s Class A shares produced a total return of -2.57%, Class C shares returned -2.91%, Class I shares returned -2.48%, Class Y shares returned -2.42%, and Class Z shares returned -2.44.1 In comparison, the fund’s benchmark, the Russell 2500™ Growth Index (the “Index”), posted a total return of -4.90% for the same period.2

Small- and mid-cap growth stocks provided negative returns over the reporting period, resulting from market volatility in the fourth quarter of 2018, fueled by geopolitical, trade, and economic uncertainty. The fund outperformed the Index, mainly due to successful security selections in the information technology, consumer discretionary, and industrials sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap and mid-cap U.S. companies (those with market capitalizations equal to or less than the total market capitalization of the largest company in the Index). We employ a growth-oriented investment style in managing the fund’s portfolio. This means we seek to identify those small-cap and mid-cap companies that are experiencing, or are expected to experience, rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best, and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management, and high sustainable growth;

• Investing in a company when the portfolio managers’ research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund’s investment strategy may lead it to emphasize certain industries, such as technology, health care, business services, and communications.

A Tale of Two Markets

Markets delivered two drastically different periods of behavior over the six months but lost ground over the reporting period as a whole. Through early fall, many equity markets felt pressure from slowing global growth, escalating trade issues between the U.S. and China, Brexit difficulties, and additional geopolitical issues elsewhere in Europe and the emerging markets. Volatility picked up in October, when renewed articulation of hawkish narratives by U.S. Federal Reserve (“Fed”) officials alarmed investors. In December, equities reached new

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

lows for the year, as economic and political news continued to unnerve investors. Investors also feared the European Central Bank (ECB) would proceed with its plan to conclude stimulus measures in January, despite moderating growth rates.

January marked a turnaround in markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered. Furthermore, the ECB announced it would provide additional stimulus to support the Eurozone economy. At its first meeting of the year, the Fed emphasized its focus on data as a primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. The rebound continued throughout the month of January, and many equities maintained an upward trajectory during the months of February and March.

Based on the Russell family of indices, mid-cap stocks outperformed their large- and small-cap counterparts in this environment. Growth outperformed value across all market capitalizations.

Security Selections Bolstered Fund Performance

The fund fared relatively well in the information technology sector, where IT services and software were strong performers. Information services provider Twilio benefited from strong results within its core business and improving margins. IT services company Shopify, a provider of website services and payment systems for e-commerce sites, performed well on strong trends in online shopping. Marketing-and-sales software platform HubSpot saw continued growth in marketing solutions and was another top contributor to relative returns. In the consumer discretionary sector, hotels, restaurants, and leisure positioning was most beneficial. Fitness center operator Planet Fitness performed well on strong earnings and an increase in same-store sales. Chipotle Mexican Grill also saw its stock price increase during the period on optimism resulting from its new leadership team and improving marketing loyalty program, which are producing results. CoStar Group, a professional services company in the industrials sector, was also among the top contributors to relative returns.

Conversely, stock selections within the health care sector were a main detractor from results, particularly within the health care equipment and supplies industry. ABIOMED was among the worst-performing positions. Its stock price was hampered during the reporting period over revenue growth concerns, fueled by lower-than-expected adoption rates for its flagship product, a heart pump. Align Technology, the manufacturer of the Invisalign tooth-straightening product, also suffered during the period. A position in Ligand Pharmaceuticals was another top detractor. Fresh investor concern over the company’s royalty-based revenue model depressed the stock price. We have since closed the position. Within the materials sector, a position in Carpenter Technology weighed on results. The stock fell following a fiscal first-quarter earnings miss. We have since exited the stock, due to a lack of near-term catalysts for improvement.

Finding Opportunities Amid Volatility

While we expect that the first-quarter market strength may continue in the near term, we remain attentive to indications that may signal change on the horizon. Global growth is slowing but remains positive. Inflationary signals have also calmed. We believe a slowly growing economy, with inflation held in check, can lead to growth in equity markets. The

4

Fed has also indicated a possible pause in interest-rate increases, which we think can also have positive implications for equity market returns. We are positive on U.S. equities and have continued to identify what we believe are attractive investment opportunities in the current environment. Moreover, we continue to believe that market volatility may present opportunities to purchase the stocks of fundamentally strong companies at more attractive prices.

April 15, 2019

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small/Mid Cap Growth Fund from October 1, 2018 to March 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2019
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.82	$8.55	$3.69	$3.10	$3.74
Ending value (after expenses)	$974.30	$970.90	$975.20	$975.80	$975.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2019
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.94	$8.75	$3.78	$3.18	$3.83
Ending value (after expenses)	$1,020.04	$1,016.26	$1,021.19	$1,021.79	$1,021.14

† Expenses are equal to the fund’s annualized expense ratio of .98% for Class A, 1.74% for Class C, .75% for Class I, .63% for Class Y and .76% for Class Z, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 31, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 94.7%
Banks - 3.6%
First Republic Bank	233,812	[a]	23,488,754
Signature Bank	182,076		23,318,473
SVB Financial Group	68,047	[b]	15,130,931
Webster Financial	228,456		11,575,866
			73,514,024
Capital Goods - 9.2%
Allegion	193,546	[a]	17,556,558
Curtiss-Wright	205,311		23,269,949
Graco	194,010		9,607,375
Mercury Systems	590,246	[a,b]	37,822,964
Quanta Services	454,705		17,160,567
Rexnord	1,047,207	[b]	26,326,784
SiteOne Landscape Supply	286,034	[b]	16,346,843
Welbilt	736,621	[a,b]	12,065,852
Xylem	374,234		29,579,455
			189,736,347
Commercial & Professional Services - 1.5%
CoStar Group	66,501	[b]	31,017,396
Consumer Durables & Apparel - 2.4%
Lululemon Athletica	302,722	[b]	49,607,054
Consumer Services - 5.3%
Chipotle Mexican Grill	31,229	[b]	22,182,271
Planet Fitness, Cl. A	1,015,931	[b]	69,814,778
Six Flags Entertainment	369,555		18,237,539
			110,234,588
Diversified Financials - .7%
Focus Financial Partners, Cl. A	127,676		4,550,373
LPL Financial Holdings	141,860		9,880,549
			14,430,922
Energy - 1.4%
Cactus, Cl. A	331,558	[b]	11,803,465
Parsley Energy, Cl. A	843,440	[b]	16,278,392
			28,081,857
Health Care Equipment & Services - 10.5%
ABIOMED	117,821	[b]	33,648,499
Align Technology	75,195	[b]	21,380,194
Dexcom	279,833	[b]	33,328,110
HealthEquity	201,610	[a,b]	14,915,108
Insulet	178,966	[a,b]	17,017,877
Medidata Solutions	322,948	[a,b]	23,652,711
Nevro	208,413	[b]	13,027,897

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 94.7% (continued)
Health Care Equipment & Services - 10.5% (continued)
Teladoc Health	627,431	[a,b]	34,885,164
WellCare Health Plans	95,039	[b]	25,636,770
			217,492,330
Materials - 2.0%
AptarGroup	297,374		31,637,620
Summit Materials, Cl. A	551,613	[b]	8,754,098
			40,391,718
Media & Entertainment - 1.0%
Liberty Media Corp-Liberty Formula One, Cl. C	591,772	[b]	20,741,609
Pharmaceuticals Biotechnology & Life Sciences - 9.8%
Acceleron Pharma	190,659	[a,b]	8,878,990
Aerie Pharmaceuticals	281,783	[a,b]	13,384,692
Amicus Therapeutics	815,533	[b]	11,091,249
BioCryst Pharmaceuticals	247,523	[a,b]	2,014,837
BioMarin Pharmaceutical	143,969	[a,b]	12,788,766
Cambrex	319,214	[a,b]	12,401,464
FibroGen	336,968	[a,b]	18,314,211
Galapagos, ADR	146,707	[a,b]	17,279,150
Global Blood Therapeutics	214,601	[a,b]	11,358,831
GW Pharmaceuticals, ADR	84,005	[b]	14,160,723
Myovant Sciences	252,349	[b]	6,023,571
Neurocrine Biosciences	165,108	[b]	14,546,015
REGENXBIO	82,147	[a,b]	4,707,845
SAGE Therapeutics	131,426	[a,b]	20,903,305
Sarepta Therapeutics	188,800	[a,b]	22,503,072
Zogenix	231,110	[a,b]	12,713,361
			203,070,082
Retailing - 4.3%
Carvana	616,369	[a,b]	35,786,384
National Vision Holdings	973,197	[b]	30,587,582
Ollie's Bargain Outlet Holdings	271,329	[a,b]	23,152,504
			89,526,470
Semiconductors & Semiconductor Equipment - 1.8%
Power Integrations	237,300		16,596,762
Semtech	404,332	[b]	20,584,542
			37,181,304
Software & Services - 32.0%
2U	617,888	[a,b]	43,777,365
Black Knight	506,406	[b]	27,599,127
CACI International, Cl. A	175,842	[b]	32,006,761
DocuSign	635,376	[a]	32,937,892
Everbridge	263,449	[b]	19,761,309

8

Description		Shares		Value ($)
Common Stocks - 94.7% (continued)
Software & Services - 32.0% (continued)
HubSpot		383,542	[b]	63,748,516
LogMeIn		425,237		34,061,484
New Relic		130,480	[b]	12,878,376
Proofpoint		260,164	[b]	31,591,714
Rapid7		916,163	[b]	46,367,009
Shopify, Cl. A		279,792	[b]	57,810,623
Splunk		395,388	[b]	49,265,345
Square, Cl. A		624,375	[a,b]	46,778,175
SS&C Technologies Holdings		659,534		42,005,720
Twilio, Cl. A		662,006	[a,b]	85,517,935
Zendesk		386,611	[b]	32,861,935
				658,969,286
Technology Hardware & Equipment - 5.2%
FLIR Systems		424,363		20,191,192
Littelfuse		75,709	[a]	13,815,378
Lumentum Holdings		327,826	[a,b]	18,535,282
NETGEAR		269,223	[a,b]	8,916,666
nLight		729,636		16,256,290
Trimble		252,979	[b]	10,220,352
Zebra Technologies, Cl. A		88,153	[b]	18,470,698
				106,405,858
Telecommunication Services - 2.2%
Bandwidth, Cl. A		671,264	[b]	44,947,837
Transportation - 1.8%
J.B. Hunt Transport Services		167,430		16,958,985
Knight-Swift Transportation Holdings		600,679	[a]	19,630,190
				36,589,175
Total Common Stocks (cost $1,376,338,392)				1,951,937,857

Exchange-Traded Funds - 1.5%
Registered Investment Companies - 1.5%
iShares Russell 2000 Growth ETF (cost $30,788,601)		155,696	[a]	30,619,175
	1-Day Yield (%)
Investment Companies - 4.1%
Registered Investment Companies - 4.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $84,481,107)	2.46	84,481,107	[c]	84,481,107

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 3.2%
Registered Investment Companies - 3.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $65,282,164)	2.46	65,282,164	[c]	65,282,164
Total Investments (cost $1,556,890,264)		103.5%		2,132,320,303
Liabilities, Less Cash and Receivables		(3.5%)		(71,967,973)
Net Assets		100.0%		2,060,352,330

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Security, or portion thereof, on loan. At March 31, 2019, the value of the fund’s securities on loan was $403,408,249 and the value of the collateral held by the fund was $406,435,578, consisting of cash collateral of $65,282,164 and U.S. Government & Agency securities valued at $341,153,414.

b Non-income producing security.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	38.9
Health Care	20.3
Industrials	12.5
Consumer Discretionary	12.1
Investment Companies	8.8
Financials	4.3
Communication Services	3.2
Materials	2.0
Energy	1.4
103.5

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 9/30/18($)	Purchases($)	Sales ($)	Value 3/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	68,607,829	325,975,612	310,102,334	84,481,107	4.1	568,105
Investment of Cash Collateral for Securities Loaned;†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	110,326,927	208,404,801	318,731,728	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	184,049,184	118,767,020	65,282,164	3.2	-
Total	178,934,756	718,429,597	747,601,082	149,763,271	7.3	568,105

† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $403,408,249)—Note 1(b):
Unaffiliated issuers	1,407,126,993	1,982,557,032
Affiliated issuers	149,763,271	149,763,271
Receivable for investment securities sold		8,762,109
Receivable for shares of Beneficial Interest subscribed		4,058,741
Dividends, interest and securities lending income receivable		438,999
Prepaid expenses		147,580
		2,145,727,732
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,214,639
Liability for securities on loan—Note 1(b)		65,282,164
Payable for investment securities purchased		17,306,950
Payable for shares of Beneficial Interest redeemed		1,292,367
Trustees fees and expenses payable		4,686
Accrued expenses		274,596
		85,375,402
Net Assets ($)		2,060,352,330
Composition of Net Assets ($):
Paid-in capital		1,527,332,175
Total distributable earnings (loss)		533,020,155
Net Assets ($)		2,060,352,330

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	335,245,602	60,728,811	1,323,462,713	224,042,939	116,872,265
Shares Outstanding	15,477,281	3,201,618	58,790,918	9,886,802	5,195,371
Net Asset Value Per Share ($)	21.66	18.97	22.51	22.66	22.50

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $735 foreign taxes withheld at source):
Unaffiliated issuers	3,069,179
Affiliated issuers	568,105
Income from securities lending—Note 1(b)	310,910
Interest	621
Total Income	3,948,815
Expenses:
Investment advisory fee—Note 3(a)	5,362,096
Shareholder servicing costs—Note 3(c)	1,228,188
Distribution fees—Note 3(b)	250,694
Registration fees	100,487
Administration fee—Note 3(a)	77,804
Trustees’ fees and expenses—Note 3(d)	61,911
Prospectus and shareholders’ reports	38,052
Professional fees	28,037
Loan commitment fees—Note 2	27,400
Custodian fees—Note 3(c)	22,256
Miscellaneous	9,676
Total Expenses	7,206,601
Investment (Loss)—Net	(3,257,786)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(36,912,544)
Net unrealized appreciation (depreciation) on investments	1,136,226
Net Realized and Unrealized Gain (Loss) on Investments	(35,776,318)
Net (Decrease) in Net Assets Resulting from Operations	(39,034,104)

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018	[a]
Operations ($):
Investment (loss)—net	(3,257,786)	(5,166,766)
Net realized gain (loss) on investments	(36,912,544)	155,240,858
Net unrealized appreciation (depreciation) on investments	1,136,226	269,088,034
Net Increase (Decrease) in Net Assets Resulting from Operations	(39,034,104)	419,162,126
Distributions ($):
Distributions to shareholders:
Class A	(22,139,233)	(20,191,319)
Class C	(4,757,737)	(3,716,718)
Class I	(79,415,710)	(43,026,990)
Class Y	(14,023,110)	(37,073,349)
Class Z	(7,752,625)	-
Total Distributions	(128,088,415)	(104,008,376)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	38,583,787	58,858,997
Class C	9,581,697	20,441,349
Class I	308,697,829	669,950,295
Class Y	23,585,111	48,976,186
Class Z	1,073,514	1,830,164
Net assets received in connection with reorganization—Note 1	-	148,628,433
Distributions reinvested:
Class A	20,879,228	18,783,727
Class C	4,721,634	3,704,138
Class I	78,772,622	42,423,586
Class Y	14,023,110	37,073,350
Class Z	7,215,382	-
Cost of shares redeemed:
Class A	(32,611,172)	(44,664,930)
Class C	(8,630,544)	(12,211,325)
Class I	(173,145,854)	(201,679,655)
Class Y	(15,694,266)	(328,452,636)
Class Z	(3,729,148)	(5,746,506)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	273,322,930	457,915,173
Total Increase (Decrease) in Net Assets	106,200,411	773,068,923
Net Assets ($):
Beginning of Period	1,954,151,919	1,181,082,996
End of Period	2,060,352,330	1,954,151,919

14

	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018	[a]
Capital Share Transactions (Shares):
Class A [b,c]
Shares sold	1,916,278	2,705,141
Shares issued in connection with reorganization—Note 1	-	1,221,094
Shares issued for distributions reinvested	1,057,716	994,374
Shares redeemed	(1,656,015)	(2,104,634)
Net Increase (Decrease) in Shares Outstanding	1,317,979	2,815,975
Class Cb
Shares sold	530,148	1,032,531
Shares issued in connection with reorganization—Note 1	-	221,479
Shares issued for distributions reinvested	272,462	219,440
Shares redeemed	(514,780)	(660,156)
Net Increase (Decrease) in Shares Outstanding	287,830	813,294
Class Ic
Shares sold	14,868,135	30,617,406
Shares issued in connection with reorganization—Note 1	-	598,312
Shares issued for distributions reinvested	3,842,674	2,173,340
Shares redeemed	(8,523,666)	(9,109,064)
Net Increase (Decrease) in Shares Outstanding	10,187,143	24,279,994
Class Y
Shares sold	1,112,417	2,206,873
Shares issued for distributions reinvested	679,744	1,889,569
Shares redeemed	(750,278)	(15,707,397)
Net Increase (Decrease) in Shares Outstanding	1,041,883	(11,610,955)
Class Zc
Shares sold	49,037	78,361
Shares issued in connection with reorganization—Note 1	-	5,152,212
Shares issued for distributions reinvested	352,141	-
Shares redeemed	(178,632)	(257,748)
Net Increase (Decrease) in Shares Outstanding	222,546	4,972,825

[a]On January 19, 2018, the fund commenced offering Class Z shares.

[b]During the period ended March 31, 2019, 991 Class C shares representing $18,470 were automatically converted to 877 Class A shares and during the period ended September 30, 2018, 3,095 Class C shares representing $54,486 were automatically converted to 2,762 Class A shares.

[c]During the period ended September 30, 2018, 1,431 Class A shares representing $29,922 were exchanged for 1,384 Class Z shares and 436 Class Z shares representing $10,410 were exchanged for 436 Class I shares.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2019		Year Ended September 30,
Class A Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	24.00	19.87	16.66	15.83	17.65	18.76
Investment Operations:
Investment (loss)—net[a]	(.05)	(.11)	(.04)	(.06)	(.07)	(.09)
Net realized and unrealized gain (loss) on investments	(.72)	6.05	3.63	1.92	.06	1.08
Total from Investment Operations	(.77)	5.94	3.59	1.86	(.01)	.99
Distributions:
Dividends from net realized gain on investments	(1.57)	(1.81)	(.38)	(1.03)	(1.81)	(2.10)
Net asset value, end of period	21.66	24.00	19.87	16.66	15.83	17.65
Total Return (%)[b]	(2.57)[c]	32.33	21.95	12.11	(.42)	5.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98[d]	1.00	1.04	1.04	1.03	1.04
Ratio of net expenses to average net assets	.98[d]	1.00	1.03	1.04	1.03	1.04
Ratio of net investment (loss) to average net assets	(.54)[d]	(.53)	(.20)	(.41)	(.42)	(.48)
Portfolio Turnover Rate	29.61[c]	56.70	67.52	120.54	144.39	139.37
Net Assets, end of period ($ x 1,000)	335,246	339,848	225,374	222,978	219,185	225,427

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

16

Six Months Ended
March 31, 2019		Year Ended September 30,
Class C Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	21.31	17.96	15.20	14.64	16.58	17.87
Investment Operations:
Investment (loss)—net[a]	(.12)	(.24)	(.16)	(.17)	(.20)	(.22)
Net realized and unrealized gain (loss) on investments	(.65)	5.40	3.30	1.76	.07	1.03
Total from Investment Operations	(.77)	5.16	3.14	1.59	(.13)	.81
Distributions:
Dividends from net realized gain on investments	(1.57)	(1.81)	(.38)	(1.03)	(1.81)	(2.10)
Net asset value, end of period	18.97	21.31	17.96	15.20	14.64	16.58
Total Return (%)[b]	(2.91)[c]	31.34	21.00	11.28	(1.18)	4.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.74[d]	1.73	1.79	1.83	1.81	1.83
Ratio of net expenses to average net assets	1.74[d]	1.73	1.79	1.83	1.81	1.83
Ratio of net investment (loss) to average net assets	(1.30)[d]	(1.27)	(.97)	(1.19)	(1.21)	(1.26)
Portfolio Turnover Rate	29.61[c]	56.70	67.52	120.54	144.39	139.37
Net Assets, end of period ($ x 1,000)	60,729	62,107	37,725	33,779	34,554	31,329

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2019		Year Ended September 30,
Class I Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	24.85	20.46	17.09	16.18	17.96	19.01
Investment Operations:
Investment income (loss)—neta	(.03)	(.07)	.02	(.03)	(.03)	(.04)
Net realized and unrealized gain (loss) on investments	(.74)	6.27	3.73	1.97	.06	1.09
Total from Investment Operations	(.77)	6.20	3.75	1.94	.03	1.05
Distributions:
Dividends from net realized gain on investments	(1.57)	(1.81)	(.38)	(1.03)	(1.81)	(2.10)
Net asset value, end of period	22.51	24.85	20.46	17.09	16.18	17.96
Total Return (%)	(2.48)[b]	32.69	22.34	12.36	(.17)	5.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75[c]	.74	.75	.79	.79	.80
Ratio of net expenses to average net assets	.75[c]	.74	.75	.79	.79	.80
Ratio of net investment income (loss) to average net assets	(.31)[c]	(.29)	.10	(.16)	(.19)	(.24)
Portfolio Turnover Rate	29.61[b]	56.70	67.52	120.54	144.39	139.37
Net Assets, end of period ($ x 1,000)	1,323,463	1,207,703	497,604	511,768	512,830	605,932

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

18

Six Months Ended
March 31, 2019		Year Ended September 30,
Class Y Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	24.99	20.55	17.15	16.21	17.97	19.01
Investment Operations:
Investment income (loss)—net[a]	(.02)	(.03)	.01	(.00)[b]	(.01)	(.03)
Net realized and unrealized gain (loss) on investments	(.74)	6.28	3.77	1.97	.06	1.09
Total from Investment Operations	(.76)	6.25	3.78	1.97	.05	1.06
Distributions:
Dividends from net realized gain on investments	(1.57)	(1.81)	(.38)	(1.03)	(1.81)	(2.10)
Net asset value, end of period	22.66	24.99	20.55	17.15	16.21	17.97
Total Return (%)	(2.42)[c]	32.79	22.44	12.53	(.05)	5.90
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.63[d]	.65	.68	.68	.68	.72
Ratio of net expenses to average net assets	.63[d]	.65	.68	.68	.68	.72
Ratio of net investment income (loss) to average net assets	(.19)[d]	(.16)	.05	(.03)	(.07)	(.15)
Portfolio Turnover Rate	29.61[c]	56.70	67.52	120.54	144.39	139.37
Net Assets, end of period ($ x 1,000)	224,043	221,008	420,380	117,953	104,961	100,902

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2019		Year Ended
Class Z Shares	(Unaudited)	September 30, 2018[a]
Per Share Data ($):
Net asset value, beginning of period	24.83	20.86
Investment Operations:
Investment (loss)—net[b]	(.03)	(.07)
Net realized and unrealized gain (loss) on investments	(.73)	4.04
Total from Investment Operations	(.76)	3.97
Distributions:
Dividends from net realized gain on investments	(1.57)
Net asset value, end of period	22.50	24.83
Total Return (%)[c]	(2.44)	19.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.76	.84
Ratio of net expenses to average net assets[d]	.76	.84
Ratio of net investment (loss) to average net assets[d]	(.32)	(.42)
Portfolio Turnover Rate	29.61[c]	56.70
Net Assets, end of period ($ x 1,000)	116,872	123,486

a From January 19, 2018, (commencement of initial offering) to September 30, 2018.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Adviser” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective January 2, 2019, BNY Mellon Asset Management North America Corporation was renamed Mellon Investments Corporation (the “Sub adviser”). Mellon Investments Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

As of the close of business on January 19, 2018, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board of Trustees (the “Board”) and the Company’s Board of Directors (the “Board of Dreyfus Funds, Inc.”), all of the assets, subject to the liabilities, of Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund’s Class A, Class C, Class I and Class F shares were transferred to the fund in a tax free exchange for Class A, Class C, Class I and Class Z shares of Beneficial Interest of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund’s Class A, Class C, Class I and Class F shares received Class A, Class C, Class I and Class Z shares of the fund, respectively, in an amount equal to the aggregate net asset value of their investment in Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund’s Class A, Class C Class I and Class F shares at the time of the exchange. The net asset value of the fund’s shares on the close of business on January 19, 2018, after the reorganization was $20.19 for Class A, $18.02 for Class C, $20.86 for Class I and $20.86 for Class Z, and a total of 1,221,094 Class A, 221,479 Class C, 598,312 Class I and 5,152,212 Class Z shares were issued to shareholders of Dreyfus Funds, Inc., Dreyfus Mid-Cap Growth Fund’s Class A, Class C, Class I and Class F shares, respectively in the exchange.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T, Class Y and Class Z. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Class Z shares are sold at net asset value per share generally to certain shareholders of the fund. Class Z shares generally are not available for new accounts. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.

22

This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2019 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 –Other Significant Observable Inputs	Level 3 –Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks†	1,951,937,857	-	-	1,951,937,857
Exchange-Traded Funds	30,619,175	-	-	30,619,175
Investment Companies	149,763,271	-	-	149,763,271

† See Statement of Investments for additional detailed categorizations.

At March 31, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses

24

from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2019, The Bank of New York Mellon earned $64,198 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2018 was as follows: ordinary income $12,763,354 and long-term capital gains $91,245,022. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to the Dreyfus Floating Rate Income Fund, a series of The Dreyfus/Laurel Funds, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates

26

determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub adviser, the Sub adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the sub adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06%

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $77,804 during the period ended March 31, 2019.

During the period ended March 31, 2019, the Distributor retained $27,565 from commissions earned on sales of the fund’s Class A shares and $6,498 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2019, Class C shares were charged $206,643 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares and servicing shareholder accounts at an amount not to exceed an annual rate of up to .25% of the value of the average daily net assets of Class Z shares. During the period ended March 31, 2019, Class Z shares were charged $44,051 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2019, Class A and Class C shares were charged $372,897 and $68,881, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved

28

annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund had an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2019, the fund was charged $61,961 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2019, the fund was charged $22,256 pursuant to the custody agreement.

During the period ended March 31, 2019, the fund was charged $6,305 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $1,034,576, administration fees $13,002, Distribution Plan fees $45,179, Shareholder Services Plan fees $82,845, custodian fees $12,694, Chief Compliance Officer fees $6,305 and transfer agency fees $20,038.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2019, amounted to $671,741,186 and $533,117,731, respectively.

At March 31, 2019, accumulated net unrealized appreciation on investments was $575,430,039, consisting of $623,458,127 gross unrealized appreciation and $48,028,088 gross unrealized depreciation.

At March 31, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

30

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 27-28, 2019, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (collectively, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

“Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance (Class A and Class I shares) was above the Performance Group and Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons for Class A shares. The Board considered that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group median and Expense Universe medians (total expenses were the lowest in the Expense Group).

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.

32

The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

34

NOTES

35

NOTES

36

NOTES

37

For More Information

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

200 Park Avenue
New York, NY 10166

Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DBMAX Class C: DBMCX Class I: SDSCX Class Y: DBMYX Class Z: DBMZX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2019 MBSC Securities Corporation 6921SA0319

Dreyfus/The Boston Company Small Cap Growth Fund

SEMIANNUAL REPORT March 31, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/The Boston Company Small Cap Growth Fund, covering the six-month period from October 1, 2018 through March 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. and many other developed economies continued their pattern of moderate growth during the six months. In October, equity markets experienced a sharp sell-off, stimulated in part by interest-rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indices, while losses deepened in international developed and emerging markets. Global equities continued their general decline throughout the end of the calendar year. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest-rate increases in 2019 helped trigger a rebound across equity markets. In a similar vein, other central banks pledged to continue policies that support economic growth, helping to further ease investor concerns. Talk of a potential trade agreement between the U.S. and China also helped buoy equity markets, which continued their upward trajectory through the end of the period.

Equity volatility and global growth concerns triggered a flight to quality in many areas of the bond market, raising Treasury prices and flattening the yield curve through the end of 2018. Corporate bonds were also affected by growth and leverage concerns, causing reduced liquidity, increased spreads, and falling prices through the end of the calendar year. Bond markets rebounded in January after encouraging comments by the Fed, and many indices continued to experience positive returns throughout February and March.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of change.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation

April 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2018 through March 31, 2019, as provided by John R. Porter, Todd Wakefield, CFA, and Robert C. Zeuthen, CFA, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended March 31, 2019, Dreyfus/The Boston Company Small Cap Growth Fund’s Class I shares produced a total return of -3.30%, and Class Y shares returned -3.23%.1 In comparison, the fund’s benchmark, the Russell 2000® Growth Index (the “Index”), posted a total return of -8.22% for the same period.2

Small-cap growth stocks provided negative returns over the reporting period, resulting from market volatility in the fourth quarter of 2018, fueled by geopolitical, trade, and economic uncertainty. The fund outperformed the Index, mainly due to security selections in the information technology, consumer discretionary, and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies, i.e., those with total market capitalizations equal to or less than that of the largest company in the Index.

We employ a growth-oriented investment style in managing the fund’s portfolio. This means the portfolio managers seek to identify those small-cap companies that are experiencing, or are expected to experience, rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best, and select stocks by:

• using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management, and high sustainable growth; and

• investing in a company when the research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund’s investment strategy may lead it to emphasize certain industries, such as technology, health care, business services, and communications.

A Tale of Two Markets

Markets delivered two drastically different periods of behavior over the six months but lost ground over the reporting period as a whole. Through early fall, many equity markets felt pressure from slowing global growth, escalating trade issues between the U.S. and China, Brexit difficulties, and additional geopolitical issues elsewhere in Europe and the emerging markets. Volatility picked up in October, when renewed articulation of hawkish narratives by U.S. Federal Reserve (“Fed”) officials alarmed investors. In December, equities reached new lows for the year, as economic and political news continued to unnerve investors. Investors also feared the European Central Bank (ECB) would proceed with its plan to conclude stimulus measures in January, despite moderating growth rates.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

January 2019 marked a turnaround in markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered. Furthermore, the ECB announced it would provide additional stimulus to support the Eurozone economy. At its first meeting of the year, the Fed emphasized its focus on data as a primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. The rebound continued throughout the month of January, and many equities maintained an upward trajectory during the months of February and March.

Based on the Russell family of indices, mid-cap stocks outperformed their large- and small-cap counterparts in this environment. Growth outperformed value across all market capitalizations.

Security Selections Bolstered Fund Performance

The fund fared relatively well in the information technology sector, where IT services and software were strong performers. Information services provider Twilio benefited from strong results within its core business and improving margins. IT services company Shopify, a provider of website services and payment systems for e-commerce sites, performed well on strong trends in online shopping. Marketing-and-sales software platform HubSpot saw continued growth in marketing solutions and was another top contributor to relative returns and Rapid7, a data security and analytics provider, capitalized on healthy demand for cybersecurity products. A position in Everbridge was also among the top performers. In the consumer discretionary sector, hotels, restaurants, and leisure positioning was most beneficial. Fitness center operator Planet Fitness performed well on strong earnings and an increase in same-store sales. A lack of exposure to the marketing and retail segment also helped relative results. A position in cloud-based communications services provider Bandwidth was also among the top contributors to results. The stock rose during the period on strong fundamentals and solid quarterly results.

Conversely, stock selections within the health care sector were a main detractor from results, particularly within the health care technology industry. A position in Teladoc Health was among the worst relative performers. Its stock price was hampered during the period over revenue growth concerns. A position in Ligand Pharmaceuticals was another top detractor. Fresh investor concern over the company’s royalty-based revenue model depressed the stock price. Within the financials sector, a position in financial technology provider Green Dot weighed on results. The stock fell following a decrease in revenue growth. Within the materials sector, a position in Carpenter Technology also weighed on results. The stock fell following a fiscal first-quarter earnings miss. We have since exited the stock due to a lack of near-term catalysts for improvement.

Finding Opportunities Amid Volatility

While we expect that the first-quarter market strength may continue in the near term, we remain attentive to indications that may signal change on the horizon. Global growth is slowing but remains positive. Inflationary signals have also calmed. We believe a slowly growing economy with inflation held in check can lead to growth in equity markets. The Fed has also indicated a possible pause in interest-rate increases, which we think can also have positive implications for equity market returns. We are positive on U.S. equities and have continued to identify what we believe are attractive investment opportunities in the current

4

environment. Moreover, we continue to believe that market volatility may present opportunities to purchase the stocks of fundamentally strong companies at more attractive prices.

April 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2020. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Growth Fund from October 1, 2018 to March 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2019
	Class I	Class Y
Expenses paid per $1,000†	$4.90	$4.91
Ending value (after expenses)	$967.00	$967.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2019
	Class I	Class Y
Expenses paid per $1,000†	$5.04	$5.04
Ending value (after expenses)	$1,019.95	$1,019.95

† Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 31, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 94.3%
Automobiles & Components - 1.0%
Dorman Products	842	[a,b]	74,172
Banks - 1.9%
National Bank Holdings, Cl. A	2,753		91,565
TriState Capital Holdings	2,352	[b]	48,051
			139,616
Capital Goods - 8.9%
Construction Partners, Cl. A	3,652		46,636
Curtiss-Wright	585		66,304
Kornit Digital	4,729	[a,b]	112,550
Mercury Systems	2,472	[a,b]	158,406
Milacron Holdings	6,411	[b]	72,573
Proto Labs	367	[b]	38,586
SiteOne Landscape Supply	1,357	[a,b]	77,553
TPI Composites	1,315	[a,b]	37,635
Welbilt	3,132	[a,b]	51,302
			661,545
Consumer Services - 4.5%
Planet Fitness, Cl. A	4,450	[b]	305,804
Sotheby's	762	[a,b]	28,765
			334,569
Diversified Financials - 1.5%
Focus Financial Partners, Cl. A	919	[a]	32,753
Green Dot, Cl. A	1,323	[b]	80,240
			112,993
Energy - 2.1%
Bonanza Creek Energy	1,819	[a,b]	41,273
Cactus, Cl. A	1,786	[b]	63,582
PDC Energy	1,234	[a,b]	50,199
			155,054
Food, Beverage & Tobacco - 4.5%
Calavo Growers	1,623	[a]	136,089
Freshpet	4,601	[b]	194,576
			330,665
Health Care Equipment & Services - 8.2%
Align Technology	99	[b]	28,149
Evolent Health, Cl. A	2,085	[a,b]	26,229
HealthEquity	891	[a,b]	65,916
iRhythm Technologies	897	[a,b]	67,239
Medidata Solutions	1,452	[a,b]	106,344
Nevro	909	[b]	56,822
Tabula Rasa HealthCare	845	[a,b]	47,675

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 94.3% (continued)
Health Care Equipment & Services - 8.2% (continued)
Teladoc Health	2,505	[a,b]	139,278
WellCare Health Plans	268	[a,b]	72,293
			609,945
Household & Personal Products - .8%
Inter Parfums	753		57,130
Materials - 1.9%
Cabot	919		38,258
Summit Materials, Cl. A	6,412	[a,b]	101,758
			140,016
Pharmaceuticals Biotechnology & Life Sciences - 13.5%
Acceleron Pharma	1,022	[a,b]	47,595
Aerie Pharmaceuticals	1,333	[a,b]	63,318
Amicus Therapeutics	3,423	[b]	46,553
BioCryst Pharmaceuticals	1,123	[a,b]	9,141
Cambrex	1,582	[a,b]	61,461
FibroGen	1,018	[a,b]	55,328
Foamix Pharmaceuticals	7,422	[b]	27,832
Galapagos, ADR	799	[b]	94,106
Global Blood Therapeutics	1,021	[a,b]	54,042
GW Pharmaceuticals, ADR	238	[b]	40,120
Myovant Sciences	1,669	[b]	39,839
Natera	2,820	[b]	58,148
NeoGenomics	4,073	[a,b]	83,334
Prothena	2,596	[b]	31,489
PTC Therapeutics	1,239	[b]	46,636
REGENXBIO	505	[a,b]	28,942
Revance Therapeutics	1,499	[a,b]	23,624
SAGE Therapeutics	477	[a,b]	75,867
Sarepta Therapeutics	244	[a,b]	29,082
Xeris Pharmaceuticals	3,679		36,937
Zogenix	862	[a,b]	47,419
			1,000,813
Real Estate - 1.2%
Monmouth Real Estate Investment	1,806	[c]	23,803
Physicians Realty Trust	3,510	[c]	66,023
			89,826
Retailing - 5.5%
Carvana	2,583	[a,b]	149,969
National Vision Holdings	4,400	[b]	138,292
Ollie's Bargain Outlet Holdings	1,346	[a,b]	114,854
			403,115
Semiconductors & Semiconductor Equipment - 2.3%
Power Integrations	924	[a]	64,625

8

Description		Shares		Value ($)
Common Stocks - 94.3% (continued)
Semiconductors & Semiconductor Equipment - 2.3% (continued)
Semtech		2,125	[b]	108,184
				172,809
Software & Services - 28.5%
2U		2,451	[a,b]	173,653
CACI International, Cl. A		766	[b]	139,427
Carbon Black		6,040		84,258
Everbridge		2,265	[b]	169,898
HubSpot		1,545	[a,b]	256,794
LogMeIn		1,258		100,766
Mimecast		2,188	[b]	103,602
New Relic		640	[b]	63,168
Proofpoint		1,280	[b]	155,430
Rapid7		4,111	[b]	208,058
Shopify, Cl. A		964	[b]	199,182
Twilio, Cl. A		2,492	[a,b]	321,917
Zendesk		1,609	[b]	136,765
				2,112,918
Technology Hardware & Equipment - 3.6%
Littelfuse		313	[a]	57,116
Lumentum Holdings		1,371	[a,b]	77,516
NETGEAR		1,547	[b]	51,237
nLight		3,497	[a]	77,913
				263,782
Telecommunication Services - 3.7%
Bandwidth, Cl. A		4,044	[b]	270,786
Transportation - .7%
Marten Transport		2,924		52,135
Total Common Stocks (cost $4,692,503)				6,981,889

Exchange-Traded Funds - 1.5%
Registered Investment Companies - 1.5%
iShares Russell 2000 Growth ETF (cost $109,554)		554	[a]	108,950
	1-Day Yield (%)
Investment Companies - 6.7%
Registered Investment Companies - 6.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $496,771)	2.46	496,771	[d]	496,771

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 5.0%
Registered Investment Companies - 5.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $371,772)	2.46	371,772	[d]	371,772
Total Investments (cost $5,670,600)		107.5%		7,959,382
Liabilities, Less Cash and Receivables		(7.5%)		(556,943)
Net Assets		100.0%		7,402,439

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Security, or portion thereof, on loan. At March 31, 2019, the value of the fund’s securities on loan was $2,385,493 and the value of the collateral held by the fund was $2,405,046, consisting of cash collateral of $371,772 and U.S. Government & Agency securities valued at $2,033,274.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	34.4
Health Care	21.8
Investment Companies	13.2
Consumer Discretionary	11.0
Industrials	9.6
Consumer Staples	5.2
Communication Services	3.7
Financials	3.4
Energy	2.1
Materials	1.9
Real Estate	1.2
107.5

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 9/30/18($)	Purchases($)	Sales ($)	Value 3/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund	402,301	3,083,728	2,989,258	496,771	6.7	3,024
Investment of Cash Collateral for Securities Loaned;†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	577,374	1,682,948	2,260,322	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	1,418,937	1,047,165	371,772	5.0	-
Total	979,675	6,185,613	6,296,745	868,543	11.7	3,024

† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,385,493)—Note 1(b):
Unaffiliated issuers	4,802,057	7,090,839
Affiliated issuers	868,543	868,543
Dividends, interest and securities lending income receivable		1,447
Receivable for shares of Beneficial Interest subscribed		1,007
Due from The Dreyfus Corporation and affiliates—Note 3(b)		1,601
Prepaid expenses		18,354
		7,981,791
Liabilities ($):
Liability for securities on loan—Note 1(b)		371,772
Payable for investment securities purchased		167,960
Payable for shares of Beneficial Interest redeemed		665
Trustees fees and expenses payable		131
Accrued expenses		38,824
		579,352
Net Assets ($)		7,402,439
Composition of Net Assets ($):
Paid-in capital		5,369,692
Total distributable earnings (loss)		2,032,747
Net Assets ($)		7,402,439

Net Asset Value Per Share	Class I	Class Y
Net Assets ($)	7,357,191	45,248
Shares Outstanding	246,892	1,515
Net Asset Value Per Share ($)	29.80	29.87

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	8,041
Affiliated issuers	3,024
Income from securities lending—Note 1(b)	1,815
Total Income	12,880
Expenses:
Investment advisory fee—Note 3(a)	26,165
Professional fees	43,295
Registration fees	17,097
Prospectus and shareholders’ reports	8,171
Chief Compliance Officer fees	6,035
Shareholder servicing costs—Note 3(b)	3,047
Custodian fees—Note 3(b)	2,619
Administration fee—Note 3(a)	1,962
Trustees’ fees and expenses—Note 3(c)	272
Loan commitment fees—Note 2	29
Miscellaneous	5,722
Total Expenses	114,414
Less—reduction in expenses due to undertaking—Note 3(a)	(81,561)
Net Expenses	32,853
Investment (Loss)—Net	(19,973)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(99,597)
Net unrealized appreciation (depreciation) on investments	(222,398)
Net Realized and Unrealized Gain (Loss) on Investments	(321,995)
Net (Decrease) in Net Assets Resulting from Operations	(341,968)

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Operations ($):
Investment (loss)—net	(19,973)	(37,978)
Net realized gain (loss) on investments	(99,597)	1,037,187
Net unrealized appreciation (depreciation) on investments	(222,398)	645,873
Net Increase (Decrease) in Net Assets Resulting from Operations	(341,968)	1,645,082
Distributions ($):
Distributions to shareholders:
Class I	(810,240)	(644,042)
Class Y	(84,787)	(202,976)
Total Distributions	(895,027)	(847,018)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class I	1,729,214	2,812,607
Class Y	145	958
Distributions reinvested:
Class I	767,125	642,223
Class Y	78,411	193,369
Cost of shares redeemed:
Class I	(1,189,945)	(2,567,125)
Class Y	(539,932)	(1,003,746)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	845,018	78,286
Total Increase (Decrease) in Net Assets	(391,977)	876,350
Net Assets ($):
Beginning of Period	7,794,416	6,918,066
End of Period	7,402,439	7,794,416
Capital Share Transactions (Shares):
Class I
Shares sold	64,444	87,693
Shares issued for distributions reinvested	29,291	22,839
Shares redeemed	(43,624)	(83,623)
Net Increase (Decrease) in Shares Outstanding	50,111	26,909
Class Y
Shares sold	5	32
Shares issued for distributions reinvested	2,988	6,867
Shares redeemed	(22,180)	(34,827)
Net Increase (Decrease) in Shares Outstanding	(19,187)	(27,928)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class I Shares	Six Months Ended March 31, 2019	Year Ended September 30,
(Unaudited)		2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	35.83	31.65	30.32	35.16	52.76	70.83
Investment Operations:
Investment (loss)—net[a]	(.09)	(.19)	(.07)	(.08)	(.17)	(.30)
Net realized and unrealized gain (loss) on investments	(1.68)	8.54	5.52	4.08	3.48	1.98
Total from Investment Operations	(1.77)	8.35	5.45	4.00	3.31	1.68
Distributions:
Dividends from net realized gain on investments	(4.26)	(4.17)	(4.12)	(8.84)	(20.91)	(19.75)
Net asset value, end of period	29.80	35.83	31.65	30.32	35.16	52.76
Total Return (%)	(3.30)[b]	30.01	19.75	13.83	6.50	1.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.50[c]	3.51	3.08	2.06	1.40	1.15
Ratio of net expenses to average net assets	1.00[c]	1.00	1.00	.98	.95	.95
Ratio of net investment (loss) to average net assets	(.61)[c]	(.58)	(.23)	(.26)	(.41)	(.52)
Portfolio Turnover Rate	51.60[b]	87.65	125.73	197.34	169.20	138.15
Net Assets, end of period ($ x 1,000)	7,357	7,051	5,377	6,441	23,034	46,290

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Class Y Shares	Six Months Ended March 31, 2019	Year Ended September 30,
(Unaudited)		2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	35.89	31.70	30.35	35.18	52.76	70.83
Investment Operations:
Investment (loss)—net[a]	(.10)	(.20)	(.21)	(.07)	(.15)	(.19)
Net realized and unrealized gain (loss) on investments	(1.66)	8.56	5.68	4.08	3.48	1.87
Total from Investment Operations	(1.76)	8.36	5.47	4.01	3.33	1.68
Distributions:
Dividends from net realized gain on investments	(4.26)	(4.17)	(4.12)	(8.84)	(20.91)	(19.75)
Net asset value, end of period	29.87	35.89	31.70	30.35	35.18	52.76
Total Return (%)	(3.23)[b]	30.00	19.81	13.85	6.56	1.48
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.41[c]	3.27	3.18	2.17	1.40	1.11
Ratio of net expenses to average net assets	1.00[c]	1.00	1.00	.97	.90	.95
Ratio of net investment (loss) to average net assets	(.58)[c]	(.59)	(.69)	(.23)	(.35)	(.38)
Portfolio Turnover Rate	51.60[b]	87.65	125.73	197.34	169.20	138.15
Net Assets, end of period ($ x 1,000)	45	743	1,541	70	81	156

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Adviser” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class I and Class Y. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or contingent deferred sales charge. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies

18

that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2019 in valuing the fund’s investments:

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Common Stocks†	6,981,889	-	-	6,981,889
Exchange-Traded Funds	108,950	-	-	108,950
Investment Companies	868,543	-	-	868,543

† See Statement of Investments for additional detailed categorizations.

At March 31, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2019, The Bank of New York Mellon earned $361 from lending portfolio securities, pursuant to the securities lending agreement.

20

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2018 was as follows: ordinary income $272,010 and long-term capital gains $575,008. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to the Dreyfus Floating Rate Income Fund, a series of The Dreyfus/Laurel Funds, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. the Adviser has contractually agreed, from October 1, 2018 through February 1, 2020, to waive receipt of its fees and/or assume the expenses of the fund, so that the direct annual fund operating expenses for Class I and Y shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $81,561 during the period ended March 31, 2019.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06%

22

of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $1,962 during the period ended March 31, 2019.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund had an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2019, the fund was charged $517 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2019, the fund was charged $2,619 pursuant to the custody agreement.

During the period ended March 31, 2019, the fund was charged $6,305 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$4,860, administration fees $364, custodian fees $2,890, Chief Compliance Officer fees $6,305 and transfer agency fees $343, which are offset against an expense reimbursement currently in effect in the amount of $16,363.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2019, amounted to $3,390,356 and $3,463,478, respectively.

At March 31, 2019, accumulated net unrealized appreciation on investments was $2,288,782, consisting of $2,511,400 gross unrealized appreciation and $222,618 gross unrealized depreciation.

At March 31, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

24

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 27-28, 2019, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (collectively, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the

25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

“Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance (Class A and Class I shares) was above the Performance Group and Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons for Class A shares. The Board considered that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group median and Expense Universe medians (total expenses were the lowest in the Expense Group).

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.

26

The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

28

NOTES

29

For More Information

Dreyfus/The Boston Company Small Cap Growth Fund

200 Park Avenue
New York, NY 10166

Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class I: SSETX Class Y: SSYGX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2019 MBSC Securities Corporation 6941SA0319

Dreyfus/The Boston Company Small Cap Value Fund

SEMIANNUAL REPORT March 31, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE  FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small Cap Value Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/The Boston Company Small Cap Value Fund, covering the six-month period from October 1, 2018 through March 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. and many other developed economies continued their pattern of moderate growth during the six months. In October, equity markets experienced a sharp sell-off, stimulated in part by interest-rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indices, while losses deepened in international developed and emerging markets. Global equities continued their general decline throughout the end of the calendar year. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest-rate increases in 2019 helped trigger a rebound across equity markets. In a similar vein, other central banks pledged to continue policies that support economic growth, helping to further ease investor concerns. Talk of a potential trade agreement between the U.S. and China also helped buoy equity markets, which continued their upward trajectory through the end of the period.

Equity volatility and global growth concerns triggered a flight to quality in many areas of the bond market, raising Treasury prices and flattening the yield curve through the end of 2018. Corporate bonds were also affected by growth and leverage concerns, causing reduced liquidity, increased spreads, and falling prices through the end of the calendar year. Bond markets rebounded in January after encouraging comments by the Fed, and many indices continued to experience positive returns throughout February and March.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of change.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation

April 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2018 through March 31, 2019, as provided by Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, and Jonathan Piskorowski, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended March 31, 2019, Dreyfus/The Boston Company Small Cap Value Fund’s Class A shares produced a total return of -7.13%, Class C shares returned
-7.44%, Class I shares returned -6.98%, and Class Y shares returned -6.87%.1 In comparison, the fund’s benchmark, the Russell 2000® Value Index (the “Index”), posted a total return of -8.97% for the same period.2

Small-cap value stocks had negative returns over the reporting period resulting from market volatility in the fourth quarter of 2018, fueled by geopolitical, trade, and economic uncertainty. The fund outperformed the Index, mainly due to security selections in the information technology, energy, and communication services sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies—i.e., those with market capitalizations that are equal to or less than the total market capitalization of the largest company in the Index.

We use fundamental research and qualitative analysis to select stocks from among portfolio candidates. We look for companies with strong competitive positions, high-quality management, and financial strength.

We use a variety of screening methods to identify small-cap companies that might be attractive investments. Once attractive investments have been identified, we use a consistent, three-step, fundamental research process to evaluate the stocks. The first step is valuation, to identify small-cap companies that are considered to be attractively priced relative to their earnings potential. Second, fundamentals—to verify the strength of the underlying business position. Third, catalyst—to identify a specific event that has the potential to cause the stocks to appreciate in value.

We primarily focus on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock-selection process is designed to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth.

A Tale of Two Markets

Markets delivered two drastically different periods of behavior over the six months but lost ground over the reporting period as a whole. Through early fall, many equity markets felt pressure from slowing global growth, escalating trade issues between the U.S. and China, Brexit difficulties, and additional geopolitical issues elsewhere in Europe and the emerging markets. Volatility picked up in October, when renewed articulation of hawkish narratives by U.S. Federal Reserve (“Fed”) officials alarmed investors. In December, equities reached new lows for the year, as economic and political news continued to unnerve investors. Investors also feared the European Central Bank (ECB) would proceed with its plan to conclude stimulus measures in January, despite moderating growth rates.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

January 2019 marked a turnaround in markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered. The ECB announced it would provide additional stimulus to support the Eurozone economy. At its first meeting of the year, the Fed emphasized its focus on data as a primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. The rebound continued throughout the month of January, and many equities maintained an upward trajectory during the months of February and March.

Based on the Russell family of indices, mid-cap stocks outperformed their large- and small-cap counterparts in this environment. Growth outperformed value across all market capitalizations.

Security Selections Bolstered Fund Performance

The largest contributor to relative outperformance was stock selection within the information technology sector. The communications equipment and electronic equipment and instruments industries were the best performers for the period. Network and communication infrastructure company Ciena was among the top drivers of outperformance. Its stock price went up on the back of strong quarterly earnings and increased long-term financial guidance. Information technology product and services company Tech Data was also a top contributor. An underweight to the energy sector, combined with relatively successful stock picks, also helped results. Selection within the equipment and services industries was particularly additive to relative returns. Shares of Apergy rose during the latter portion of the reporting period on improving oil prices and earnings before interest, taxes, depreciation and amortization (EBITDA) figures, which beat expectations. Benchmark relative performance was also bolstered by performance within the communication services sector, which benefited from stock choices within the media industry. The New York Times reported strong quarterly results with favorable subscriber adds. Elsewhere in the market, a position in aerospace and defense company Esterline Technologies was also a top individual contributor to relative performance.

Conversely, underweight exposure to the well-performing utilities sector was a top detractor from results during the period. Stock selections within the materials sector also weighed on returns, particularly within the chemicals and metals and mining industries. Shares of Cabot were a top relative detractor, as was a position in Carpenter Technology, whose share price fell after unfavorable quarterly results. Challenging selection within the life science tools and services industries within the health care sector also provided a headwind during the period. Elsewhere in the market, a position in The Greenbrier Companies, a railroad freight car equipment manufacturer, was a top detractor from overall results.

Finding Opportunities Amid Volatility

The first quarter of 2019 marked a robust recovery in global equity markets, after oversold conditions during the fourth quarter of 2018 depressed equity market prices. We believe that investors have become more optimistic regarding macroeconomic risks, considering that the Fed seems to have put a pause on rate hikes, the partial U.S. government shutdown has concluded, and progress is being made on the U.S.-China trade front. Given this environment, we remain focused on companies we believe may be undervalued due to investor overreactions, and which maintain strong fundamentals and contain catalysts for

4

positive change. We think that our disciplined, repeatable investment approach can provide strong upside potential, while mitigating downside risk during periods of market turbulence.

As of the reporting period’s end, our bottom-up security selection process has identified what we believe to be a number of opportunities in the industrials, consumer (both discretionary and staples), and information technology sectors. In contrast, we have found relatively few investment opportunities in the thrifts, mortgage real estate investment trusts (REITs), and insurance segments of the financials sector. We are also underweight in the real estate and utilities sectors.

April 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s Class Y shares’ return reflects the absorption of certain fund expenses for Class Y shares by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2020, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The Russell 2000®Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Value Fund from October 1, 2018 to March 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.15	$9.75	$4.86	$4.77
Ending value (after expenses)	$928.70	$925.60	$930.20	$931.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.44	$10.20	$5.09	$4.99
Ending value (after expenses)	$1,018.55	$1,014.81	$1,019.90	$1,020.00

† Expenses are equal to the fund’s annualized expense ratio of 1.28% for Class A, 2.03% for Class C, 1.01% for Class I and .99% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 31, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.4%
Automobiles & Components - 1.1%
Dorman Products	6,971	[a]	614,075
Gentherm	43,476	[a]	1,602,525
			2,216,600
Banks - 17.3%
Associated Banc-Corp	70,787		1,511,302
Banner	27,387		1,483,554
Boston Private Financial Holdings	102,637		1,124,902
Bryn Mawr Bank	20,080		725,490
Carolina Financial	22,430		775,854
Central Pacific Financial	45,283		1,305,962
CVB Financial	57,384	[b]	1,207,934
Essent Group	46,428	[a]	2,017,297
First Interstate BancSystem, Cl. A	41,018		1,633,337
Hancock Whitney	36,138		1,459,975
IBERIABANK	13,127		941,337
National Bank Holdings, Cl. A	31,609		1,051,315
Old National Bancorp	110,946	[b]	1,819,514
Seacoast Banking Corporation of Florida	38,595	[a,b]	1,016,978
South State	34,134		2,332,718
Synovus Financial	42,517		1,460,884
Texas Capital Bancshares	33,665	[a]	1,837,772
Towne Bank	27,050		669,488
UMB Financial	35,665	[b]	2,283,987
Umpqua Holdings	45,907		757,466
Union Bankshares	47,316		1,529,726
United Community Banks	66,352		1,654,155
Webster Financial	69,184	[b]	3,505,553
Westamerica Bancorporation	18,254	[b]	1,128,097
			35,234,597
Capital Goods - 12.6%
Advanced Drainage Systems	35,733		920,839
Aerojet Rocketdyne Holdings	71,879	[a,b]	2,553,861
AeroVironment	19,131	[a,b]	1,308,752
Astec Industries	28,904		1,091,415
Astronics	35,202	[a]	1,151,809
Blue Bird	14,250	[a]	241,253
Chart Industries	15,288	[a]	1,383,870
Construction Partners, Cl. A	49,299		629,548
EMCOR	24,112		1,762,105
EnerSys	45,493		2,964,324
Granite Construction	36,332	[b]	1,567,726

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Capital Goods - 12.6% (continued)
Kaman	18,430	[b]	1,077,049
Kennametal	37,139		1,364,858
Lindsay	16,916	[b]	1,637,300
Manitowoc Company	58,808	[a,b]	965,039
MSC Industrial Direct, Cl. A	8,251		682,440
The Greenbrier Companies	52,292	[b]	1,685,371
TPI Composites	53,098	[a]	1,519,665
TriMas	35,787	[a]	1,081,841
			25,589,065
Commercial & Professional Services - 3.0%
Deluxe	21,440		937,357
Huron Consulting Group	29,168	[a]	1,377,313
Knoll	67,581		1,277,957
Korn Ferry	36,817		1,648,665
WageWorks	24,155	[a]	912,093
			6,153,385
Consumer Durables & Apparel - 2.9%
Ethan Allen Interiors	49,363	[b]	944,314
M.D.C. Holdings	27,193		790,229
Oxford Industries	20,202	[b]	1,520,403
Taylor Morrison Home, Cl. A	76,878	[a,b]	1,364,584
William Lyon Homes, Cl. A	82,262	[a]	1,264,367
			5,883,897
Consumer Services - 3.0%
Belmond, Cl. A	55,004	[a]	1,371,250
Cheesecake Factory	63,088	[b]	3,086,265
Dave & Buster's Entertainment	31,934	[b]	1,592,549
			6,050,064
Diversified Financials - 3.0%
Cohen & Steers	38,208	[b]	1,615,052
Federated Investors, Cl. B	74,193	[b]	2,174,597
Green Dot, Cl. A	16,828	[a]	1,020,618
WisdomTree Investments	186,654		1,317,777
			6,128,044
Energy - 4.4%
Apergy	26,520	[a]	1,088,911
Bonanza Creek Energy	40,933	[a,b]	928,770
Callon Petroleum	141,555	[a,b]	1,068,740
Dril-Quip	26,399	[a,b]	1,210,394
Newpark Resources	181,733	[a,b]	1,664,674
Patterson-UTI Energy	109,029	[b]	1,528,587
PDC Energy	38,123	[a,b]	1,550,844
			9,040,920

8

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Food & Staples Retailing - 1.3%
Casey's General Stores	15,159	[b]	1,952,024
Sprouts Farmers Market	32,564	[a,b]	701,429
			2,653,453
Food, Beverage & Tobacco - 3.1%
Boston Beer, Cl. A	6,864	[a,b]	2,023,027
Flowers Foods	63,823	[b]	1,360,706
Fresh Del Monte Produce	46,347		1,252,759
Hain Celestial Group	71,651	[a,b]	1,656,571
			6,293,063
Health Care Equipment & Services - 3.7%
Amedisys	9,800	[a]	1,207,948
AMN Healthcare Services	31,039	[a]	1,461,627
LHC Group	12,628	[a]	1,399,940
NuVasive	18,720	[a]	1,063,109
Omnicell	29,889	[a]	2,416,227
			7,548,851
Insurance - 2.0%
Kemper	20,531	[b]	1,563,230
Safety Insurance Group	11,803		1,028,513
Selective Insurance Group	24,126		1,526,693
			4,118,436
Materials - 3.3%
Cabot	30,794		1,281,954
Carpenter Technology	30,860		1,414,931
Coeur Mining	261,897	[a,b]	1,068,540
Hecla Mining	224,788		517,012
Louisiana-Pacific	61,571		1,501,101
Schnitzer Steel Industries, Cl. A	42,772		1,026,528
			6,810,066
Media & Entertainment - 3.0%
E.W. Scripps, Cl. A	54,408		1,142,568
Gray Television	75,715	[a,b]	1,617,272
John Wiley & Sons, Cl. A	21,744		961,520
Scholastic	34,549		1,373,668
TEGNA	70,791		998,153
			6,093,181
Pharmaceuticals Biotechnology & Life Sciences - 1.4%
Cambrex	49,630	[a,b]	1,928,125
Supernus Pharmaceuticals	24,896	[a,b]	872,356
			2,800,481
Real Estate - 8.6%
Agree Realty	33,000	[b,c]	2,288,220
Americold Realty Trust	71,169	[c]	2,171,366

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Real Estate - 8.6% (continued)
Cousins Properties	243,649	[c]	2,353,649
Empire State Realty Trust, Cl. A	36,459	[c]	576,052
Newmark Group, Cl. A	205,422		1,713,219
Outfront Media	27,591	[c]	645,629
Physicians Realty Trust	115,845	[c]	2,179,044
Retail Properties of America, Cl. A	138,482	[c]	1,688,096
Sunstone Hotel Investors	141,286	[b,c]	2,034,518
Urban Edge Properties	92,540	[c]	1,758,260
			17,408,053
Retailing - 5.4%
Abercrombie & Fitch, Cl. A	58,378	[b]	1,600,141
Dick's Sporting Goods	91,759	[b]	3,377,649
Dillard's, Cl. A	18,185	[b]	1,309,684
Express	48,205	[a,b]	206,317
The Children's Place	15,175		1,476,224
Urban Outfitters	34,531	[a]	1,023,499
Williams-Sonoma	35,622	[b]	2,004,450
			10,997,964
Semiconductors & Semiconductor Equipment - 3.8%
Brooks Automation	54,099	[b]	1,586,724
First Solar	29,048	[a,b]	1,534,896
MKS Instruments	27,091		2,520,818
Semtech	39,647	[a]	2,018,429
			7,660,867
Software & Services - 3.8%
CSG Systems International	36,244		1,533,122
LogMeIn	24,978		2,000,738
NIC	64,996		1,110,782
Verint Systems	49,788	[a]	2,980,310
			7,624,952
Technology Hardware & Equipment - 6.1%
Ciena	28,939	[a]	1,080,582
Coherent	18,528	[a,b]	2,625,788
Cray	82,036	[a,b]	2,137,038
Fabrinet	17,644	[a]	923,840
KEMET	67,490	[b]	1,145,305
Lumentum Holdings	33,099	[a]	1,871,417
NETGEAR	37,032	[a]	1,226,500
Tech Data	12,919	[a]	1,323,035
			12,333,505
Transportation - .4%
Marten Transport	42,573		759,077

10

Description		Shares		Value ($)
Common Stocks - 98.4% (continued)
Utilities - 5.2%
Avista		54,161		2,200,020
Chesapeake Utilities		20,324		1,853,752
IDACORP		10,418		1,037,008
Portland General Electric		52,565		2,724,970
Southwest Gas Holdings		32,810		2,698,951
				10,514,701
Total Common Stocks (cost $170,918,633)				199,913,222

Exchange-Traded Funds - 1.0%
Registered Investment Companies - 1.0%
iShares Russell 2000 Value ETF (cost $2,027,707)		16,918		2,028,468
	1-Day Yield (%)
Investment of Cash Collateral for Securities Loaned - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,351,333)	2.46	1,351,333	[d]	1,351,333
Total Investments (cost $174,297,673)		100.1%		203,293,023
Liabilities, Less Cash and Receivables		(.1%)		(178,691)
Net Assets		100.0%		203,114,332

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At March 31, 2019, the value of the fund’s securities on loan was $61,584,910 and the value of the collateral held by the fund was $63,116,722, consisting of cash collateral of $1,351,333 and U.S. Government & Agency securities valued at $61,765,389.

c Investment in real estate investment trust.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Financials	22.4
Industrials	16.0
Information Technology	13.6
Consumer Discretionary	12.4
Real Estate	8.6
Utilities	5.2
Health Care	5.1
Energy	4.4
Consumer Staples	4.4
Materials	3.3
Communication Services	3.0
Investment Companies	1.7
Consumer, Cyclical	.0
100.1

† Based on net assets.

See notes to financial statements.

12

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 9/30/18($)	Purchases($)	Sales ($)	Value 3/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	4,076,549	39,856,453	43,933,002	-	-	33,701
Investment of Cash Collateral for Securities Loaned;†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	6,035,857	6,035,857	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	18,759,544	17,408,211	1,351,333.7		-
Total	4,076,549	64.651.854	67,377,070	1,351,333.7		33,701

† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $61,584,910)—Note 1(b):
Unaffiliated issuers	172,946,340	201,941,690
Affiliated issuers	1,351,333	1,351,333
Receivable for investment securities sold		3,594,686
Dividends, interest and securities lending income receivable		179,784
Receivable for shares of Beneficial Interest subscribed		79,727
Prepaid expenses		32,355
		207,179,575
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		173,068
Cash overdraft due to Custodian		167,767
Payable for investment securities purchased		2,275,936
Liability for securities on loan—Note 1(b)		1,351,333
Payable for shares of Beneficial Interest redeemed		27,524
Trustees fees and expenses payable		747
Accrued expenses		68,868
		4,065,243
Net Assets ($)		203,114,332
Composition of Net Assets ($):
Paid-in capital		174,677,170
Total distributable earnings (loss)		28,437,162
Net Assets ($)		203,114,332

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	28,313,304	2,106,255	172,430,582	264,191
Shares Outstanding	1,440,240	109,565	8,731,069	13,292
Net Asset Value Per Share ($)	19.66	19.22	19.75	19.88

See notes to financial statements.

14

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,827,041
Affiliated issuers	33,701
Income from securities lending—Note 1(b)	17,896
Interest	51
Total Income	1,878,689
Expenses:
Investment advisory fee—Note 3(a)	860,204
Shareholder servicing costs—Note 3(c)	87,899
Administration fee—Note 3(a)	64,515
Professional fees	39,406
Registration fees	32,327
Trustees’ fees and expenses—Note 3(d)	8,958
Custodian fees—Note 3(c)	8,772
Distribution fees—Note 3(b)	8,315
Prospectus and shareholders’ reports	6,724
Loan commitment fees—Note 2	3,876
Interest expense—Note 2	1,906
Miscellaneous	11,807
Total Expenses	1,134,709
Investment Income—Net	743,980
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,242,206
Net unrealized appreciation (depreciation) on investments	(24,321,332)
Net Realized and Unrealized Gain (Loss) on Investments	(20,079,126)
Net (Decrease) in Net Assets Resulting from Operations	(19,335,146)

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Operations ($):
Investment income—net	743,980	991,545
Net realized gain (loss) on investments	4,242,206	27,843,313
Net unrealized appreciation (depreciation) on investments	(24,321,332)	2,309,114
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,335,146)	31,143,972
Distributions ($):
Distributions to shareholders:
Class A	(3,661,314)	(53,720)
Class C	(271,667)	(1,775)
Class I	(23,751,385)	(32,289,342)
Class Y	(1,237)	(1,775)
Total Distributions	(27,685,603)	(32,346,612)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	494,780	1,296,357
Class C	54,052	61,476
Class I	10,656,285	19,365,636
Class Y	264,004	-
Net assets received in connection with reorganization—Note 1	-	47,350,644
Distributions reinvested:
Class A	3,459,346	51,917
Class C	232,832	-
Class I	23,011,692	31,301,262
Cost of shares redeemed:
Class A	(2,553,678)	(3,460,097)
Class C	(360,638)	(885,595)
Class I	(36,135,378)	(51,545,880)
Class Y	-	(7,383,640)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(876,703)	36,152,080
Total Increase (Decrease) in Net Assets	(47,897,452)	34,949,440
Net Assets ($):
Beginning of Period	251,011,784	216,062,344
End of Period	203,114,332	251,011,784

16

	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Capital Share Transactions (Shares):
Class Aa
Shares sold	22,799	54,936
Shares issued in connection with reorganization—Note 1	-	1,432,564
Shares issued for distributions reinvested	196,889	2,311
Shares redeemed	(128,353)	(150,099)
Net Increase (Decrease) in Shares Outstanding	91,335	1,339,712
Class Ca
Shares sold	3,112	2,579
Shares issued in connection with reorganization—Note 1	-	144,830
Shares issued for distributions reinvested	13,528	-
Shares redeemed	(16,983)	(38,574)
Net Increase (Decrease) in Shares Outstanding	(343)	108,835
Class I
Shares sold	496,703	805,216
Shares issued in connection with reorganization—Note 1	-	454,425
Shares issued for distributions reinvested	1,304,518	1,389,315
Shares redeemed	(1,809,682)	(2,156,868)
Net Increase (Decrease) in Shares Outstanding	(8,461)	492,088
Class Y
Shares sold	12,853	-
Shares redeemed	-	(293,701)
Net Increase (Decrease) in Shares Outstanding	12,853	(293,701)

[a]During the period ended March 31, 2019, 1,487 Class C shares representing $33,313 were automatically converted to 1,460 Class A shares and during the period ended September 30, 2018, 544 Class C shares representing $11,725 were automatically converted to 537 Class A shares.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended March 31, 2019	Year Ended September 30,
Class A Shares	(Unaudited)	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	24.49	25.18	23.19	22.77
Investment Operations:
Investment income—net[b]	.05	.04	.05	.02
Net realized and unrealized gain (loss) on investments	(2.11)	3.37	3.94	.40
Total from Investment Operations	(2.06)	3.41	3.99	.42
Distributions:
Dividends from investment income—net	(.03)	(.06)	(.09)	-
Dividends from net realized gain on investments	(2.74)	(4.04)	(1.91)	-
Total Distributions	(2.77)	(4.10)	(2.00)	-
Net asset value, end of period	19.66	24.49	25.18	23.19
Total Return (%)[c]	(7.13)[d]	15.08	17.58	1.84[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28[e]	1.36	1.37	1.37[e]
Ratio of net expenses to average net assets	1.28[e]	1.36	1.37	1.37[e]
Ratio of net investment income to average net assets	.47[e]	.15	.21	.46[e]
Portfolio Turnover Rate	38.52[d]	84.28	76.86	78.56
Net Assets, end of period ($ x 1,000)	28,313	33,037	231	10

a From August 1, 2016 (commencement of initial offering) to September 30, 2016.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

18

	Six Months Ended March 31, 2019	Year Ended September 30,
Class C Shares	(Unaudited)	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	24.07	24.94	23.16	22.77
Investment Operations:
Investment (loss)—net[b]	(.03)	(.15)	(.20)	(.01)
Net realized and unrealized gain (loss) on investments	(2.08)	3.32	3.95	.40
Total from Investment Operations	(2.11)	3.17	3.75	.39
Distributions:
Dividends from investment income—net	-	-	(.06)	-
Dividends from net realized gain on investments	(2.74)	(4.04)	(1.91)	-
Total Distributions	(2.74)	(4.04)	(1.97)	-
Net asset value, end of period	19.22	24.07	24.94	23.16
Total Return (%)[c]	(7.44)[d]	14.11	16.49	1.71[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.03[e]	2.19	2.30	2.13e
Ratio of net expenses to average net assets	2.03[e]	2.19	2.30	2.13[e]
Ratio of net investment (loss) to average net assets	(.29)[e]	(.67)	(.79)	(.30)[e]
Portfolio Turnover Rate	38.52[d]	84.28	76.86	78.56
Net Assets, end of period ($ x 1,000)	2,106	2,646	27	10

a From August 1, 2016 (commencement of initial offering) to September 30, 2016.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended March 31, 2019		Year Ended September 30,
Class I Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	24.64	25.27	23.20	21.95	28.21	32.76
Investment Operations:
Investment income—net[a]	.08	.11	.15	.14	.15	.11
Net realized and unrealized gain (loss) on investments	(2.13)	3.40	3.93	3.11	(.51)	1.15
Total from Investment Operations	(2.05)	3.51	4.08	3.25	(.36)	1.26
Distributions:
Dividends from investment income—net	(.10)	(.10)	(.10)	(.17)	(.13)	(.09)
Dividends from net realized gain on investments	(2.74)	(4.04)	(1.91)	(1.83)	(5.77)	(5.72)
Total Distributions	(2.84)	(4.14)	(2.01)	(2.00)	(5.90)	(5.81)
Net asset value, end of period	19.75	24.64	25.27	23.20	21.95	28.21
Total Return (%)	(6.98)[b]	15.43	17.98	15.91	(2.05)	3.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01[c]	1.01	1.03	1.00	.97	.96
Ratio of net expenses to average net assets	1.01[c]	1.01	1.03	1.00	.97	.96
Ratio of net investment income to average net assets	.74[c]	.46	.62	.63	.62	.37
Portfolio Turnover Rate	38.52[b]	84.28	76.86	78.56	76.23	68.43
Net Assets, end of period ($ x 1,000)	172,431	215,318	208,377	205,339	255,019	318,376

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

20

	Six Months Ended March 31, 2019	Year Ended September 30,
Class Y Shares	(Unaudited)	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	24.74	25.25	23.20	22.77
Investment Operations:
Investment income (loss)—net[b]	.10	(.04)	.10	.03
Net realized and unrealized gain (loss) on investments	(2.14)	3.57	3.97	.40
Total from Investment Operations	(2.04)	3.53	4.07	.43
Distributions:
Dividends from investment income—net	(.08)	-	(.11)	-
Dividends from net realized gain on investments	(2.74)	(4.04)	(1.91)	-
Total Distributions	(2.82)	(4.04)	(2.02)	-
Net asset value, end of period	19.88	24.74	25.25	23.20
Total Return (%)	(6.87)[c]	15.49	17.93	1.89[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99[d]	.97	1.00	1.12[d]
Ratio of net expenses to average net assets	.99[d]	.95	1.00	1.12[d]
Ratio of net investment income (loss) to average net assets	.94[d]	(.14)	.42	.72[d]
Portfolio Turnover Rate	38.52[c]	84.28	76.86	78.56
Net Assets, end of period ($ x 1,000)	264	11	7,427	10

a From August 1, 2016 (commencement of initial offering) to September 30, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Value Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Adviser” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

As of the close of business on January 19, 2018, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board of Trustees (the “Board”) and Company’s Board of Directors (the “Acquired Board”), all of the assets, subject to the liabilities, of Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund’s Class A, Class C and Class I shares were transferred to the fund in a tax free exchange for Class A, Class C and Class I shares of Beneficial Interest of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund’s Class A, Class C and Class I shares received Class A, Class C and Class I shares of the fund, respectively, in an amount equal to the aggregate net asset value of their investment in Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund’s Class A, Class C and Class I shares at the time of the exchange. The net asset value of the fund’s shares on the close of business on January 19, 2018, after the reorganization was $23.30 for Class A, $23.04 for Class C and $23.39 for Class I, and a total of 1,432,564 Class A, 144,830 Class C and 454,425 Class I shares were issued to shareholders of Dreyfus Stock Funds, Dreyfus Small Cap Equity Fund’s Class A, Class C and Class I shares, respectively in the exchange.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of

22

purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of March 31, 2019, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 12,853 Class Y shares of the fund.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and

24

futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities- Common Stocks†	199,913,222	-	-	199,913,222
Exchange-Traded Funds	2,028,468	-	-	2,028,468
Investment Companies	1,351,333	-	-	1,351,333

† See Statement of Investments for additional detailed categorizations.

At March 31, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2019, The Bank of New York Mellon earned $4,399 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

26

As of and during the period ended March 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2018 was as follows: ordinary income $8,916,180 and long-term capital gains $23,430,432. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to the Dreyfus Floating Rate Income Fund, a series of The Dreyfus/Laurel Funds, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2019 was approximately $112,100 with a related weighted average annualized interest rate of 3.41%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2018 through February 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the annual fund operating expenses for Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00% of the value of Class Y shares average daily net assets. There was no reduction in expenses, pursuant to the undertaking, during the period ended March 31, 2019.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $64,515 during the period ended March 31, 2019.

During the period ended March 31, 2019, the Distributor retained $591 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an

28

annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2019, Class C shares were charged $8,315 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2019, Class A and Class C shares were charged $36,276 and $2,772, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund had an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2019, the fund was charged $4,179 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2019, the fund was charged $8,772 pursuant to the custody agreement.

During the period ended March 31, 2019, the fund was charged $6,305 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $140,159, administration fees $9,879, Distribution Plan fees $1,354, Shareholder Services Plan fees $6,514, custodian fees $6,000, Chief Compliance Officer fees $6,305 and transfer agency fees $2,857.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2019, amounted to $83,315,997 and $109,363,780, respectively.

At March 31, 2019, accumulated net unrealized appreciation on investments was $28,995,350, consisting of $36,614,726 gross unrealized appreciation and $7,619,376 gross unrealized depreciation.

At March 31, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

30

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 27-28, 2019, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (together, the “Agreements”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in seven of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was at the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives stated that Dreyfus has contractually agreed, until February 1, 2020, to waive receipt of its fees and/or assume the direct expenses of Class Y shares so that the annual operating expenses of Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

32

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

mutual funds and benchmark performance [indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

34

NOTES

35

NOTES

36

NOTES

37

For More Information

Dreyfus/The Boston Company Small Cap Value Fund

200 Park Avenue
New York, NY 10166

Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: RUDAX Class C: BOSCX Class I: STSVX Class Y: BOSYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2019 MBSC Securities Corporation 6944SA0319

Item 2.          Code of Ethics.

                       Not applicable.

Item 3.          Audit Committee Financial Expert.

                       Not applicable.

Item 4.          Principal Accountant Fees and Services.

                       Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                       Not applicable.

Item 6.          Investments.

(a)                  Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                       Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                       Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                       There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.               Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Funds

By:         /s/ Bradley J. Skapyak

               Bradley J. Skapyak

               President

Date:      May 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Bradley J. Skapyak

               Bradley J. Skapyak

               President

Date:      May 28, 2019

By:         /s/ James Windels

               James Windels

               Treasurer

Date:      May 28, 2019

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)